UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00242

Natixis Funds Trust II

(Exact name of Registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Coleen Downs Dinneen, Esq.

Natixis Distributors, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2810

Date of fiscal year end: November 30

Date of reporting period: November 30, 2011

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

ANNUAL REPORT

November 30, 2011

ASG Growth Markets Fund

Loomis Sayles Senior Floating Rate and Fixed Income Fund

Management Discussion and Investment Results page 1

Portfolio of Investments page 10

Financial Statements page 20

ASG GROWTH MARKETS FUND

Management Discussion

Managers:

Andrew W. Lo

Jeremiah H. Chafkin

Alexander D. Healy

AlphaSimplex Group, LLC

Robert S. Rickard

Reich & Tang Asset Management, LLC

Khalid (Kal) Ghayur

Stephen C. Platt

Westpeak Global Advisors, LLC

Objective:

The fund seeks to provide total return consistent with broad-based emerging market equity indexes while exposing investors to less risk than one or more such index.

Strategy:

Primarily invests in a portfolio of equity securities of companies located in emerging markets and derivative instruments that has risk and return characteristics similar to those of broad-based emerging market equity indexes.

Fund Inception:

October 21, 2011

Symbols:

Class A	AGMAX
Class C	AGMCX
Class Y	AGMYX

What You Should Know:

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

Market Conditions

Following a challenging summer for global equities, the month of October saw substantial gains for both developed and emerging equities as markets were buoyed by hopes of a resolution to the ongoing European debt crisis. Emerging markets investors have been intensely focused on the European debt crisis, both because of its potential impact on the global economy and because the European Union is a major trading partner for many emerging countries. By the end of October, the outsized equity gains had subsided and the market climate became more volatile and uncertain. Despite a decline in investor optimism and negative equity market returns during November, markets did manage to pare their most severe mid-November losses by the end of the month. In particular, investors reacted enthusiastically at the end of November when the Federal Reserve Board, in a coordinated effort with other central banks, responded to declining liquidity conditions in Europe by providing lower-cost U.S. dollar funding on a global scale.

Performance Results

From the inception of the fund on October 21, 2011 through November 30, 2011, Class A shares of ASG Growth Markets Fund returned 2.00% at net asset value. The fund outperformed its benchmark, the MSCI Emerging Markets Index, which returned 1.01% for the same period.

Explanation of Fund Performance

The fund seeks to manage risk in emerging markets by managing portfolio volatility as well as exposure to the macroeconomic factors that drive emerging market performance. Given the recent volatility in equity markets, the portfolio has been positioned to maintain a more conservative level of overall volatility and a reduced exposure to global equity-market, interest-rate, exchange-rate and commodity risk. As a result, the portfolio’s volatility was less than half that of the benchmark (10.8% annualized volatility vs. 28.0% for the benchmark) for the reporting period.

The positive performance since fund inception was split between gains in the core equity portfolio and gains arising from the derivatives overlay strategy. The core equity portfolio, which represents about two-thirds of the fund’s assets, has had modest tilts toward low valuation stocks as well as high price-momentum stocks and offered performance that was better than the performance of its benchmark. As noted above, the derivatives overlay has been positioned to reduce the portfolio’s overall volatility as well as exposure to macroeconomic factors that have been identified as being less favorable in the current market environment. The largest contributions to overlay performance came from short exposures in equity futures, which were intended to hedge global equity-market risk, and short exposures in commodity futures, which were intended to hedge commodity price risk. Short positions in currency forwards, in particular the Turkish Lira and Australian Dollar, contributed negatively to overlay performance over this period.

Outlook

As we enter 2012, global economic uncertainty and concerns about the ongoing sovereign debt crisis suggest a cautious outlook. Moreover, elevated volatility underscores the need to actively manage portfolio volatility – one of the main pillars of the ASG Growth Markets Fund’s investment process. Nonetheless, one potentially favorable aspect of current market conditions is that lower commodity prices may alleviate inflationary pressures and allow emerging countries to stimulate growth by relaxing monetary conditions over the coming months. The pace at which these macroeconomic events play out will have important consequences for the global economy and the growth prospects of emerging markets during the first half of 2012.

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ASG GROWTH MARKETS FUND

Investment Results through November 30, 2011

The table comparing the fund’s performance to an index provides a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Total Returns — November 30, 20114

Since Inception

Class A (Inception 10/21/11)
NAV	2.00%
With 5.75% Maximum Sales Charge	-3.86

Class C (Inception 10/21/11)
NAV	2.00
With CDSC[1]	1.00

Class Y (Inception 10/21/11)
NAV	2.10

Comparative Performance
MSCI Emerging Markets Index[2]	1.01%
Morningstar Diversified Emerging Markets Fund Avg.[3]	1.77

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ngam.natixis.com. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Class Y shares are not available for purchase by all investors.

The table does not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

Fund Composition	% of Net Assets as of 11/30/11
Common Stocks	64.6
Preferred Stocks	1.1
Forward Foreign Currency Contracts	(0.2)
Futures Contracts	(0.2)
Short-Term Investments and Other	34.7

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[5]	Net Expense Ratio[6]
A	4.20%	1.70%
C	4.95	2.45
Y	3.95	1.45

NOTES TO CHARTS

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2	MSCI Emerging Markets Index is an unmanaged index that is designed to measure the equity market performance of emerging markets.

3	Morningstar Fund Averages are the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5	Before fee waivers and/or expense reimbursements.

6	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 3/31/13. Contracts are reevaluated on an annual basis.

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LOOMIS SAYLES SENIOR FLOATING RATE AND FIXED INCOME FUND

Management Discussion

Managers:

Kevin J. Perry

John R. Bell

Loomis, Sayles & Company, L.P.

Objective:

The fund seeks to provide a high level of current income.

Strategy:

Primarily invests in a combination of adjustable floating rate loans and other floating rate debt instruments issued by U.S. and non-U.S. corporations or other business entities and fixed income securities, including derivatives that reference the returns of these instruments.

Fund Inception:

Class A & Class C:

September 30, 2011

Class Y:

September 16, 2011*

Fund Registration:

September 30, 2011*

Symbols:

Class A	LSFAX
Class C	LSFCX
Class Y	LSFYX

What You Should Know:

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

*	9/16/11 represents commencement of operations for Class Y shares for accounting and financial reporting purposes only. 9/30/11 represents the date Class Y shares were first registered for public sale under the Securities Act of 1933.

Market Conditions

For the period from September 30, 2011, the fund’s inception date, through November 30, 2011, the fund’s fiscal year end, the market has been dominated by concerns about the ever-changing prospects of the European sovereign debt crisis. Investors were more optimistic in October and the first-half of November. In October, lower-quality securities generally performed better than higher-quality, but that trend was reversed in November, as a risk-averse sentiment became pervasive in the second-half of the month. In terms of supply/demand dynamics and market liquidity, dealers reported that high-yield funds were purchasing loans, and there was new issuance of collateralized loan obligations. Dwindling loan-fund-outflows also supported the loan market.

Performance Results

For the period from September 30, 2011 through November 30, 2011, Class A shares of Loomis Sayles Senior Floating Rate and Fixed Income Fund returned 3.00% at net asset value. The fund outperformed its benchmark, the S&P/LSTA Leveraged Loan Index, which returned 2.39% for the period.

Explanation of Fund Performance

We spent the two-month period building the portfolio using our value-driven, opportunistic approach and capitalizing on Loomis Sayles’ extensive research capabilities. Approximately 87% of the fund was invested in the senior loan market as of November 30, 2011. The technology, healthcare and retail segments were the fund’s largest industry weights, representing approximately 25% of its senior loan holdings. More than 70% of the fund’s loans have a LIBOR (London Interbank Offered Rate) floor, which boosts the loans’ interest returns when rates are held low.

Within the bond portion of the portfolio, we select holdings for their ability to potentially outperform the senior loan benchmark. We purchased bonds that were consistent with the duration (price sensitivity to interest rate changes) expectations inherent in a floating-rate fund, with an average maturity of less than 3.5 years. The fund’s bond holdings accounted for slightly more than 11% of the portfolio. Relatively high coupons on the bond portion of the portfolio aided performance, as did relatively high-quality loans, which were favored in a generally risk-averse environment. Fund performance was also affected by specific price declines. These were within our range of expectations and did not reflect new fundamental information.

Outlook

Macroeconomic factors continue to shape investor sentiment in the loan market. Nevertheless, we believe that relative yield and the inherent low duration of the sector should provide some offsetting comfort to investors. Slow economic growth and macro concerns might suggest higher default rates going forward; however, in our view a very small maturity schedule in 2012 and generally strong balance sheets imply, based on history, relatively small principal risk to the loan market next year. The visible new loan supply is fairly light at $9.2 billion. As we see it, this suggests that new investors and loan investors reinvesting their coupon income will have to look to the secondary market for opportunities over the next few months.

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LOOMIS SAYLES SENIOR FLOATING RATE AND FIXED INCOME FUND

Investment Results through November 30, 2011

The table comparing the fund’s performance to an index provides a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Total Returns — November 30, 20115

Since Inception

Class A (Inception 9/30/11)
NAV	3.00%
With 3.50% Maximum Sales Charge	-0.64

Class C (Inception 9/30/11)
NAV	2.87
With CDSC[2]	1.87

Class Y (Inception 9/30/11)[1]
NAV	3.04

Comparative Performance
S&P / LSTA Leveraged Loan Index[3]	2.39%
Morningstar Bank Loan Fund Avg.[4]	2.46

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ngam.natixis.com. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Class Y shares are not available for purchase by all investors.

The table does not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

Fund Composition	% of Net Assets as of 11/30/11
Senior Loans	87.3
Bonds and Notes	11.3
Short-Term Investments and Other	1.4

Credit Quality	% of Net Assets as of 11/30/11*
BB	29.3
B	56.1
CCC & Lower	11.7
Not Rated	1.5
Short-term and other	1.4

*	Credit quality at 11/30/11 reflects ratings assigned to individual holdings of the fund by Standard & Poor’s (S&P); ratings are subject to change. The fund's shares are not rated by any rating agency and no credit rating for fund shares is implied.

Effective Maturity	% of Net Assets as of 11/30/11
1 year or less	1.4
1-5 years	36.7
5-10 years	61.9
Average Effective Maturity	5.1 years

Portfolio characteristics will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[6]	Net Expense Ratio[7]
A	2.53%	1.32%
C	3.28	2.07
Y	2.28	1.07

NOTES TO CHARTS:

1	9/30/11 represents the date Class Y shares were first registered for public sale under the Securities Act of 1933. 9/16/11 represents commencement of operations for Class Y shares for accounting and financial reporting purposes only.

2	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

3	S&P/LSTA Leveraged Loan Index reflects the market-weighted performance of institutional leveraged loans based upon real-time market weightings, spreads and interest payments.

4	Morningstar Fund Averages are the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

5	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

6	Before fee waivers and/or expense reimbursements

7	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 3/31/13. Contracts are reevaluated on an annual basis.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

Before investing, consider the fund’s investment objectives, risks, charges and expenses. Visit ngam.natixis.com or call 800-225-5478 for a prospectus and/or a summary prospectus, both of which contain this and other information. Read it carefully.

PROXY VOTING INFORMATION

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the funds’ website at ngam.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012 will be available from the funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q will be available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the funds’ prospectus. The examples below are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of fund shares shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the fund from October 21, 2011 through November 30, 2011 for ASG Growth Markets Fund and September 30, 2011 through November 30, 2011 for Loomis Sayles Senior Floating Rate and Fixed Income Fund. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the

Expenses Paid During Period column as shown below for your class.

The second line in the table for each class of fund shares provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

ASG GROWTH MARKETS FUND	BEGINNING ACCOUNT VALUE 6/1/2011[1]	ENDING ACCOUNT VALUE 11/30/2011	EXPENSES PAID DURING PERIOD 6/1/2011[1] – 11/30/2011
Class A
Actual	$1,000.00	$1,020.00	$1.88	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,016.55	$8.59	*
Class C
Actual	$1,000.00	$1,020.00	$2.72	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,012.73	$12.41	*
Class Y
Actual	$1,000.00	$1,021.00	$1.61	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	$7.33	*

*	Hypothetical expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement) including expenses of the Subsidiary (see Note 1 of Notes to Financial Statements) and interest expense: 1.70%, 2.46% and 1.45% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year (183), divided by 365 (to reflect the half-year period).
[1]

Fund commenced operations on October 21, 2011. Actual expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement) including expenses of the Subsidiary (see Note 1 of Notes to Financial Statements) and interest expense: 1.70%, 2.46% and 1.45% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (40), divided by 365 (to reflect the partial period).

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UNDERSTANDING FUND EXPENSES

LOOMIS SAYLES SENIOR FLOATING RATE AND FIXED INCOME FUND	BEGINNING ACCOUNT VALUE 6/1/2011[1]	ENDING ACCOUNT VALUE 11/30/2011	EXPENSES PAID DURING PERIOD 6/1/2011[1] – 11/30/2011
Class A
Actual	$1,000.00	$1,030.00	$1.87	[2]
Hypothetical (5% return before expenses)	$1,000.00	$1,019.55	$5.57	*
Class C
Actual	$1,000.00	$1,028.70	$3.14	[2]
Hypothetical (5% return before expenses)	$1,000.00	$1,015.79	$9.35	*
Class Y
Actual	$1,000.00	$1,030.40	$1.44	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	$4.31	*

*	Hypothetical expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.10%, 1.85% and 0.85% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year (183), divided by 365 (to reflect the half-year period).
[1]

Shares of the Fund were first registered under the Securities Act of 1933 effective September 30, 2011 (subsequent to Class Y shares commencement of operations for accounting and financial reporting purposes on September 16, 2011) and the actual amounts reflected in the table are calculated from this date forward. Actual expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement) of 0.85% for Class Y, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (61), divided by 365 (to reflect the partial period).

[2]

Class A and C commenced operations on September 30, 2011. Actual expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.10% and 1.85% for Class A and C, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (61), divided by 365 (to reflect the partial period).

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BOARD APPROVAL OF THE INITIAL ADVISORY AND SUB-ADVISORY AGREEMENTS

FOR ASG GROWTH MARKETS FUND AND OF THE INITIAL ADVISORY AGREEMENT

FOR LOOMIS SAYLES SENIOR FLOATING RATE AND FIXED INCOME FUND

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that both the full Board of Trustees of the Trust and a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”), voting separately, initially approve for a two-year term any new investment advisory and sub-advisory agreements for a registered investment company, including newly formed funds such as the ASG Growth Markets Fund and the Loomis Sayles Senior Floating Rate and Fixed Income Fund (each a “Fund” and collectively, the “Funds”). The Trustees, including the Independent Trustees, unanimously approved the proposed investment advisory and sub-advisory agreements, as applicable (together, the “Agreements”) for the Funds at an in-person meeting held on September 16, 2011.

In connection with this review, Fund management and other representatives of the ASG Growth Market Fund’s adviser, AlphaSimplex Group, LLC (“ASG”), the Loomis Sayles Senior Floating Rate and Fixed Income Fund’s adviser, Loomis, Sayles & Company, L.P. (“Loomis Sayles”) and the ASG Growth Market Fund’s sub-advisers, Reich & Tang Asset Management, LLC and Westpeak Global Advisors, LLC (collectively, the “Advisers”), distributed to the Trustees materials including, among other items, (i) information on the proposed advisory fees and other expenses to be charged to the Funds, including information comparing the Funds’ expenses to those of peer groups of funds and information on fees charged to other accounts advised or sub-advised by the Advisers and the proposed expense cap, (ii) the Funds’ investment objective and strategies, (iii) the size, education and experience of the Advisers’ respective investment staff and the investment strategies proposed to be used in managing the Fund, (iv) proposed arrangements for the distribution of the Funds’ shares, (v) the procedures proposed to be employed to determine the value of the Funds’ assets, (vi) each Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about the Advisers’ performance, and (viii) the general economic outlook with particular emphasis on the mutual fund industry. The Trustees also considered the fact that they oversee other funds advised or sub-advised by the Advisers as well as information about the Advisers they had received in connection with their oversight of those other funds. Because the Funds are newly formed and had not commenced operations at the time of the Trustees’ review, certain information, including data relating to Fund performance, was not available, and therefore could not be distributed to the Trustees. Throughout the process, the Trustees were afforded the opportunity to ask questions of, and request additional materials from, the Advisers.

In considering whether to initially approve the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving weight to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below:

The nature, extent and quality of the services to be provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services to be provided by the Advisers and their respective affiliates to the Funds, and the resources to be dedicated to the Funds by the Advisers and their respective affiliates. The Trustees considered their experience with other funds advised or sub-advised by the Advisers, as well as any affiliations between the Advisers and Natixis Global Asset Management, L.P. (“Natixis US”). In this regard, the Trustees considered not only the advisory and sub-advisory services proposed to be provided by the Advisers to the Funds, but also the monitoring and administrative services proposed to be provided by NGAM Advisors, L.P. (“NGAM Advisors”) and its affiliates to the Funds.

The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the scope of the services to be provided to the Funds under the Agreements seemed consistent with the Funds’ operational requirements, and that the Advisers had the capabilities, resources and personnel necessary to provide the advisory and sub-advisory services that would be required by the Funds. The Trustees determined that the nature, extent and quality of services proposed to be provided under the Agreements supported approval of the Agreements.

Investment performance of the Funds and the Advisers. Because the Funds had not yet commenced operations, performance information for the Funds were not considered; however, the Board considered the performance of other funds and accounts managed by the Advisers, and also reviewed simulated performance of an account managed in accordance with the ASG Growth Market Fund’s proposed strategies. Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the Advisers’ performance record and/or other relevant factors supported approval of the Agreements.

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BOARD APPROVAL OF THE INITIAL ADVISORY AND SUB-ADVISORY AGREEMENTS

FOR ASG GROWTH MARKETS FUND AND OF THE INITIAL ADVISORY AGREEMENT

FOR LOOMIS SAYLES SENIOR FLOATING RATE AND FIXED INCOME FUND

The costs of the services to be provided by the Advisers and their affiliates from their respective relationships with the Funds. Although the Funds had not yet commenced operations at the time of the Trustees’ review of the Agreements, the Trustees reviewed information comparing the proposed advisory and sub-advisory fees and estimated total expenses of the Funds’ share classes with the fees and expenses of comparable share classes of comparable funds identified by the Advisers, and, in the case of ASG, with the fees and expenses of other funds managed by ASG, and, in the case of Loomis Sayles, information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees. In evaluating the fees charged to such comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets. In evaluating the Funds’ proposed advisory and sub-advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Funds and the need for the Advisers to offer competitive compensation. The Trustees also noted that the Funds would have an expense cap in place. In addition, the Trustees considered information regarding the administrative and distribution fees to be paid by the Funds to the Advisers’ affiliates.

Because the Funds had not yet commenced operations, historical profitability information with respect to the Funds was not considered. However, the Trustees noted the information provided in court cases in which adviser profitability was an issue, the estimated expense level of the Funds, and that the Funds would be subject to an expense cap.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the advisory and sub-advisory fees proposed to be charged to the Funds were fair and reasonable, and supported the approval of the Agreements.

Economies of scale. The Trustees considered the extent to which the Advisers may realize economies of scale or other efficiencies in managing the Fund, and whether those economies could be shared with the Fund through breakpoints in the advisory and sub-advisory fees or other means, such as expense waivers or caps. The Trustees noted that the Funds were subject to an expense cap. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the extent to which economies of scale might be shared with the Funds supported the approval of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following: the compliance-related resources the Advisers and their respective affiliates would provide to the Funds and the potential so-called “fallout benefits” to the Advisers, such as the engagement of affiliates of the Advisers to provide distribution and administrative services to the Fund, the benefits to Natixis US, NGAM Advisors and ASG of being able to offer “alternative” products in the Natixis family of funds, and the benefits of research made available to the Advisers by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the fact that Natixis Advisors’ parent company would benefit from the retention of affiliated advisers. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the Agreements should be approved.

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Consolidated Portfolio of Investments – as of November 30, 2011

ASG Growth Markets Fund

Shares	Description	Value (†)

Common Stocks — 64.6% of Net Assets
	Brazil — 10.1%
11,300	Banco Bradesco S.A., Sponsored Preference ADR(b)	$186,450
3,100	Banco do Brasil S.A., Sponsored ADR	41,540
3,600	Banco Santander Brasil S.A., ADR	27,792
6,700	BM&FBovespa S.A.	36,606
2,600	BR Malls Participacoes S.A.	26,326
1,700	Brasil Telecom S.A., Preference ADR	30,294
1,500	Braskem S.A., Sponsored ADR	23,955
5,200	BRF - Brasil Foods S.A., ADR	104,780
4,400	CCR S.A.	28,103
2,600	Centrais Eletricas Brasileiras S.A., Preference ADR	34,840
2,900	Centrais Eletricas Brasileiras S.A., Sponsored ADR	26,941
2,400	CETIP S.A. - Balcao Organizado de Ativos e Derivativos	34,905
500	Cia Brasileira de Distribuicao Grupo Pao de Acucar, Preference ADR	18,280
4,300	Cia de Bebidas das Americas, Preference ADR(b)	147,834
600	Cia de Saneamento Basico do Estado de Sao Paulo, ADR	33,132
3,300	Cia Energetica de Minas Gerais, Sponsored Preference ADR	57,915
1,300	Cia Hering	27,533
1,000	Cia Paranaense de Energia, Sponsored Preference ADR	20,150
1,200	Cielo S.A., Sponsored ADR	31,620
700	CPFL Energia S.A., ADR	18,431
2,200	EcoRodovias Infraestrutura e Logistica S.A.	16,193
800	EDP - Energias do Brasil S.A.	17,076
1,200	Embraer S.A., ADR	30,624
2,500	Fibria Celulose S.A., Sponsored ADR	19,450
4,100	Gerdau S.A., Sponsored Preference ADR	31,488
2,600	Gol Linhas Aereas Inteligentes S.A., Preference ADR	19,708
12,900	Itau Unibanco Holding S.A., Preference ADR(b)	229,620
1,200	Odontoprev S.A.	16,656
7,700	Petroleo Brasileiro S.A., ADR(b)	207,823
11,000	Petroleo Brasileiro S.A., Sponsored Preference ADR(b)	275,770
2,100	Redecard S.A.	35,419
2,700	Souza Cruz S.A.	34,251
2,100	Sul America S.A.	15,329
1,000	TAM S.A., Preference ADR	19,260
1,900	Tele Norte Leste	20,761
2,900	Tele Norte Leste, Preference ADR	27,434
1,800	Telefonica Brasil S.A., Preference ADR	48,546
2,100	Tim Participacoes S.A., ADR	50,001
1,000	Totvs S.A.	18,027
1,100	Tractebel Energia S.A.	17,166
3,000	Ultrapar Participacoes S.A., Sponsored ADR	53,310
7,300	Vale S.A., Sponsored ADR(b)	169,725
11,300	Vale S.A., Sponsored Preference ADR(b)	247,131

		2,578,195

	Chile — 0.8%
500	Banco Santander Chile, ADR	33,355
600	Cia Cervecerias Unidas S.A., ADR	34,338
1,400	Corpbanca S.A., ADR	28,560
900	Empresa Nacional de Electricidad S.A., Sponsored ADR	40,707
2,000	Enersis S.A., Sponsored ADR	35,540
500	Sociedad Quimica y Minera de Chile S.A., Sponsored ADR	28,670

		201,170

	China — 14.4%
30,000	Agile Property Holdings Ltd.	$24,240
84,000	Agricultural Bank of China Ltd., Class H	35,438
38,000	Angang Steel Co. Ltd., Class H	24,619
10,500	Anhui Conch Cement Co. Ltd., Class H	34,315
44,000	AviChina Industry & Technology Co. Ltd., Class H	20,767
363,000	Bank of China Ltd., Class H(b)	118,355
37,000	Bank of Communications Co. Ltd., Class H	24,159
58,000	Beijing Capital International Airport Co. Ltd., Class H	27,691
5,500	Beijing Enterprises Holdings Ltd.	30,123
20,000	Belle International Holdings Ltd.	38,481
24,000	Brilliance China Automotive Holdings Ltd.(c)	27,914
24,000	China BlueChemical Ltd., Class H	19,306
39,000	China Communications Construction Co. Ltd., Class H	30,073
271,000	China Construction Bank Corp., Class H(b)	192,724
33,500	China COSCO Holdings Co. Ltd., Class H	15,025
34,000	China High Speed Transmission Equipment Group Co. Ltd.	17,177
2,700	China Life Insurance Co. Ltd., ADR	108,702
10,000	China Mengniu Dairy Co. Ltd.	36,030
6,000	China Merchants Holdings International Co. Ltd.	17,699
22,500	China Minsheng Banking Corp. Ltd., Class H	18,464
34,000	China Mobile Ltd.(b)	335,729
16,000	China National Building Material Co. Ltd., Class H	19,476
16,000	China Oilfield Services Ltd., Class H	24,695
20,000	China Overseas Land & Investment Ltd.	35,304
1,400	China Petroleum & Chemical Corp., ADR(b)	148,890
32,000	China Resources Cement Holdings Ltd.	23,905
10,000	China Resources Enterprise Ltd.	34,992
10,000	China Resources Power Holdings Co. Ltd.	20,285
26,000	China Shanshui Cement Group Ltd.	19,167
21,000	China Shenhua Energy Co. Ltd., Class H	92,694
95,000	China Shipping Container Lines Co. Ltd., Class H(c)	19,029
24,000	China State Construction International Holdings Ltd.	17,010
1,400	China Telecom Corp. Ltd., ADR	86,632
32,000	China Unicom Hong Kong Ltd.	69,474
49,600	China Zhongwang Holdings Ltd.	17,733
49,000	Chongqing Rural Commercial Bank, Class H(c)	22,601
1,200	CNOOC Ltd., ADR(b)	231,984
14,000	COSCO Pacific Ltd.	16,514
84,000	Country Garden Holdings Co. Ltd.	30,068
20,000	Dongfeng Motor Group Co. Ltd., Class H	30,039
41,000	Dongyue Group	37,118
8,000	ENN Energy Holdings Ltd.	28,875
93,000	Evergrande Real Estate Group Ltd.	38,896
84,000	Franshion Properties China Ltd.	16,645
61,000	GCL-Poly Energy Holdings Ltd.	18,604
8,000	Golden Eagle Retail Group Ltd.	18,558
112,000	GOME Electrical Appliances Holding Ltd.	28,768
21,500	Great Wall Motor Co. Ltd., Class H	30,965
44,000	Greentown China Holdings Ltd.	20,020
54,000	Guangdong Investment Ltd.	34,330
18,000	Guangzhou Automobile Group Co. Ltd., Class H	16,657
25,200	Guangzhou R&F Properties Co. Ltd., Class H	20,910
3,500	Hengan International Group Co. Ltd.	32,974
317,000	Industrial & Commercial Bank of China Ltd., Class H(b)	184,830
9,200	Inner Mongolia Yitai Coal Co., Class B	48,946
22,000	Kunlun Energy Co. Ltd.	29,777
64,500	KWG Property Holding Ltd.	21,980
3,800	Lenovo Group Ltd., ADR	54,492
20,500	Li Ning Co. Ltd.	16,182

See accompanying notes to financial statements.

|  10

Consolidated Portfolio of Investments – as of November 30, 2011

ASG Growth Markets Fund – (continued)

Shares	Description	Value (†)

	China — continued
18,000	Longfor Properties Co. Ltd.	$21,338
1,498	PetroChina Co. Ltd., ADR(b)	195,863
14,000	PICC Property & Casualty Co. Ltd., Class H	18,973
70,000	Poly Hong Kong Investments Ltd.	29,185
8,300	Semiconductor Manufacturing International Corp., ADR(c)	21,248
8,000	Shanghai Industrial Holdings Ltd.	21,734
22,300	Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	20,222
25,500	Shimao Property Holdings Ltd.	20,942
66,500	Shui On Land Ltd.	19,640
51,500	Sino-Ocean Land Holdings Ltd.	20,943
86,000	Sinofert Holdings Ltd.	27,312
900	Sinopec Shanghai Petrochemical Co. Ltd., Sponsored ADR	33,534
68,000	Skyworth Digital Holdings Ltd.	27,601
47,000	Soho China Ltd.	31,985
5,200	Tencent Holdings Ltd.	101,424
12,000	Tingyi Cayman Islands Holding Corp.	39,041
4,000	Tsingtao Brewery Co. Ltd., Class H	22,003
33,000	Want Want China Holdings Ltd.	34,365
5,000	Weichai Power Co. Ltd., Class H	23,470
9,000	Wumart Stores, Inc., Class H	18,986
2,200	Yanzhou Coal Mining Co. Ltd., Sponsored ADR	53,834
15,500	Zhaojin Mining Industry Co. Ltd., Class H	27,067

		3,687,760

	Colombia — 0.5%
800	BanColombia S.A., Sponsored Preference ADR	46,208
1,700	Ecopetrol S.A., Sponsored ADR	71,774

		117,982

	India — 1.4%
1,591	Axis Bank Ltd., GDR	30,270
1,900	HDFC Bank Ltd., ADR	52,554
2,300	ICICI Bank Ltd., Sponsored ADR	66,953
2,467	Infosys Ltd., Sponsored ADR(b)	127,347
3,132	Mahindra & Mahindra Ltd., Sponsored GDR	45,959
396	State Bank of India, Sponsored GDR	29,397

		352,480

	Indonesia — 2.3%
125,500	Aneka Tambang Tbk PT	23,350
12,500	Astra International Tbk PT	100,403
58,000	Bank Central Asia Tbk PT	51,703
30,000	Bank Danamon Indonesia Tbk PT	14,837
68,000	Bank Mandiri Tbk PT	49,528
81,000	Bank Negara Indonesia Persero Tbk PT	34,860
107,000	Bank Rakyat Indonesia Persero Tbk PT	79,239
118,500	Charoen Pokphand Indonesia Tbk PT	31,218
4,000	Gudang Garam Tbk PT	29,263
71,000	Indofood Sukses Makmur Tbk PT	37,926
70,000	Kalbe Farma Tbk PT	27,699
56,000	Perusahaan Gas Negara PT	19,451
1,400	Telekomunikasi Indonesia Tbk PT, Sponsored ADR	45,850
10,500	United Tractors Tbk PT	27,693
36,000	XL Axiata Tbk PT	18,861

		591,881

	Korea — 12.0%
21	Amorepacific Corp.	20,473
910	Celltrion, Inc.	30,178
285	Cheil Industries, Inc.	25,650
93	CJ CheilJedang Corp.	23,841
438	Daelim Industrial Co. Ltd.	38,969

	Korea — continued
470	Dongbu Insurance Co. Ltd.	$21,660
379	Doosan Heavy Industries and Construction Co. Ltd.	22,544
1,400	Doosan Infracore Co. Ltd.(c)	24,088
317	GS Holdings	17,139
1,530	Hana Financial Group, Inc.	55,350
1,530	Hanjin Heavy Industries & Construction Co. Ltd.(c)	25,445
740	Hankook Tire Co. Ltd.	30,563
950	Hanwha Chem Corp.	22,873
126	Honam Petrochemical Corp.	36,572
3,180	Hynix Semiconductor, Inc.	66,969
509	Hyosung Corp.	28,656
148	Hyundai Department Store Co. Ltd.	21,668
448	Hyundai Engineering & Construction Co. Ltd.	26,787
114	Hyundai Glovis Co. Ltd.	22,668
125	Hyundai Heavy Industries Co. Ltd.	31,187
1,000	Hyundai Hysco Co. Ltd.	37,820
256	Hyundai Mipo Dockyard	26,691
378	Hyundai Mobis	104,824
957	Hyundai Motor Co.(b)	186,152
1,436	Hyundai Motor Co., GDR(c)	43,231
2,490	Hyundai Securities Co.	20,036
910	Hyundai Securities Co., Rights	240
1,970	Industrial Bank of Korea	26,189
670	Kangwon Land, Inc.	16,515
2,200	KB Financial Group, Inc., ADR	76,780
1,650	Kia Motors Corp.	104,968
1,600	Korea Electric Power Corp., Sponsored ADR(c)	17,760
3,610	Korea Exchange Bank	26,382
170	Korea Kumho Petrochemical	28,052
3,370	Korea Life Insurance Co. Ltd.	21,910
650	Korean Air Lines Co. Ltd.	27,116
1,370	KP Chemical Corp.	21,375
1,800	KT Corp., Sponsored ADR	28,890
492	KT&G Corp.	33,325
231	LG Chem Ltd.	69,136
1,500	LG Display Co. Ltd., ADR	17,625
71	LG Household & Health Care Ltd.	33,598
18	Lotte Confectionery Co. Ltd.	26,469
54	Lotte Shopping Co. Ltd.	17,025
150	Mando Corp.	27,394
105	NCSoft Corp.	28,571
159	NHN Corp.(c)	35,275
1,200	POSCO, ADR	102,780
347	S-Oil Corp.	34,607
472	Samsung C&T Corp.	28,500
580	Samsung Card Co.	21,206
1,425	Samsung Electronics Co. Ltd., GDR(b)	654,452
355	Samsung Electronics Co. Ltd., Preference GDR	103,257
167	Samsung Engineering Co. Ltd.	34,772
170	Samsung Fire & Marine Insurance Co. Ltd.	33,537
1,230	Samsung Heavy Industries Co. Ltd.	34,180
334	Samsung Life Insurance Co. Ltd.	24,877
1,500	Shinhan Financial Group Co. Ltd., ADR	111,300
203	SK C&C Co. Ltd.	24,948
193	SK Holdings Co. Ltd.	25,139
287	SK Innovation Co. Ltd.	43,342
2,940	SK Networks Co. Ltd.	27,681
1,900	SK Telecom Co. Ltd., ADR	28,101
2,680	Woori Finance Holdings Co. Ltd.	24,011
1,620	Woori Investment & Securities Co. Ltd.	14,897

		3,068,216

	Malaysia – 3.0%
22,100	AirAsia Bhd	26,444
23,200	Alliance Financial Group Bhd	26,614

See accompanying notes to financial statements.

11  |

Consolidated Portfolio of Investments – as of November 30, 2011

ASG Growth Markets Fund – (continued)

Shares	Description	Value (†)

	Malaysia — continued
13,900	AMMB Holdings Bhd	$26,438
31,300	Axiata Group Bhd	51,145
84,300	Berjaya Corp. Bhd	27,176
21,000	CIMB Group Holdings Bhd	48,076
29,000	DiGi.Com Bhd	32,420
8,300	Genting Bhd	29,252
23,200	Genting Malaysia Bhd	29,226
6,600	Hong Leong Bank Bhd	21,934
11,900	Hong Leong Financial Group Bhd	43,500
13,100	IJM Corp. Bhd	24,795
3,100	Kuala Lumpur Kepong Bhd	21,300
19,200	Malayan Banking Bhd	50,895
11,000	Maxis Bhd	19,174
25,500	MMC Corp. Bhd	20,724
9,800	Parkson Holdings Bhd(c)	17,585
5,300	Petronas Dagangan Bhd	27,826
5,700	Petronas Gas Bhd	23,910
4,200	Public Bank Bhd	16,680
8,100	RHB Capital Bhd	18,876
15,500	Sime Darby Bhd	44,489
18,800	Telekom Malaysia Bhd	25,852
19,800	Tenaga Nasional Bhd	35,728
12,300	UMW Holdings Bhd	26,152
58,700	YTL Corp. Bhd	27,352
28,700	YTL Power International Bhd	16,887

		780,450

	Mexico — 3.4%
3,500	Alfa SAB de CV, Class A	41,061
11,400	America Movil SAB de CV, Series L, ADR(b)	271,548
5,200	Arca Continental SAB de CV	23,583
9,200	Cemex SAB de CV, Sponsored ADR(c)	42,872
300	Coca-Cola Femsa SAB de CV, Sponsored ADR	27,261
1,400	Fomento Economico Mexicano SAB de CV, Sponsored ADR	95,494
500	Grupo Aeroportuario del Pacifico SAB de CV, ADR	17,280
8,300	Grupo Bimbo SAB de CV, Series A	17,165
600	Grupo Elektra S.A. de CV	58,523
5,400	Grupo Financiero Banorte SAB de CV, Class O	18,276
12,431	Grupo Mexico SAB de CV, Series B	33,302
3,600	Grupo Modelo SAB de CV, Series C	22,119
2,300	Grupo Televisa SAB, Sponsored ADR	47,748
800	Industrias Penoles SAB de CV	36,375
2,700	Telefonos de Mexico SAB de CV, Series L, Sponsored ADR	40,392
3,100	Wal-Mart de Mexico SAB de CV, Series V, Sponsored ADR	82,894

		875,893

	Peru — 0.1%
200	Credicorp Ltd.	21,724

	Philippines — 0.1%
700	Philippine Long Distance Telephone Co., Sponsored ADR	38,640

	Russia — 5.3%
35,669	Gazprom OAO, Sponsored ADR(b)	412,452
3,435	Lukoil OAO, Sponsored ADR(b)	193,418
3,547	MMC Norilsk Nickel OJSC, ADR	62,630
1,228	Mobile Telesystems OJCS, Sponsored ADR	21,220
767	NovaTek OAO, Sponsored GDR	117,510
10,031	Rosneft Oil Co., GDR	73,412
2,367	Rostelecom OJSC, Sponsored ADR(c)	76,366
14,135	Sberbank of Russia, Sponsored ADR(b)(c)	171,961
6,006	Surgutneftegas OJSC, Sponsored ADR	57,730

Shares	Description	Value (†)

	Russia — continued
1,268	Tatneft, Sponsored ADR	$41,062
2,392	Uralkali OJCS, Sponsored GDR	97,184
7,026	VTB Bank OJSC, GDR	30,838

		1,355,783

	South Africa — 5.8%
1,472	ABSA Group Ltd.	26,121
3,994	African Bank Investments Ltd.	17,233
1,200	AngloGold Ashanti Ltd., Sponsored ADR	57,552
2,233	ArcelorMittal South Africa Ltd.	16,993
3,777	Aveng Ltd.	16,599
6,557	Barloworld Ltd.	58,679
1,612	Bidvest Group Ltd.	31,431
1,351	Exxaro Resources Ltd.	30,152
28,195	FirstRand Ltd.	70,059
1,924	Foschini Group Ltd. (The)	25,221
5,100	Gold Fields Ltd., Sponsored ADR	86,394
8,104	Growthpoint Properties Ltd.	18,399
1,300	Harmony Gold Mining Co. Ltd., Sponsored ADR	18,395
1,364	Imperial Holdings Ltd.	19,965
538	Kumba Iron Ore Ltd.	33,890
3,711	Liberty Holdings Ltd.	36,307
11,429	Life Healthcare Group Holdings Ltd.	30,131
11,254	MMI Holdings Ltd.	23,219
10,739	MTN Group Ltd.(b)	193,454
1,452	Naspers Ltd., N Shares	65,639
10,252	Netcare Ltd.	16,499
4,061	Remgro Ltd.	61,277
2,936	Reunert Ltd.	22,851
14,025	RMB Holdings Ltd.	45,534
17,678	Sanlam Ltd.	65,544
2,800	Sasol Ltd., Sponsored ADR(b)	134,148
1,916	Shoprite Holdings Ltd.	32,342
5,666	Standard Bank Group Ltd.	69,101
15,372	Steinhoff International Holdings Ltd.(c)	45,032
1,125	Tiger Brands Ltd.	34,074
1,963	Truworths International Ltd.	19,240
3,066	Vodacom Group Ltd.	34,670
7,776	Woolworths Holdings Ltd.	38,880

		1,495,025

	Taiwan — 5.3%
21,000	Acer, Inc.	24,037
13,100	Advanced Semiconductor Engineering, Inc., ADR	58,950
8,000	Asustek Computer, Inc.	55,897
7,600	AU Optronics Corp., Sponsored ADR	36,632
2,000	Catcher Technology Co. Ltd.	9,773
15,000	Cathay Financial Holding Co. Ltd.	15,681
10,000	Cheng Shin Rubber Industry Co. Ltd.	22,081
51,000	China Steel Corp.	49,687
30,000	Chinatrust Financial Holding Co. Ltd.	17,046
3,100	Chunghwa Telecom Co. Ltd., ADR	103,633
28,000	Compal Electronics, Inc.	25,541
10,000	Far EasTone Telecommunications Co. Ltd.	19,051
21,000	Formosa Chemicals & Fibre Corp.	55,224
6,000	Formosa Petrochemical Corp.	18,923
24,000	Formosa Plastics Corp.	64,761
25,346	Hon Hai Precision Industry Co. Ltd., GDR	138,789
3,000	HTC Corp.	49,390
50,000	Mega Financial Holding Co. Ltd.	33,442
28,000	Nan Ya Plastics Corp.	52,146
6,000	President Chain Store Corp.	30,240
14,000	Quanta Computer, Inc.	28,178
21,000	Taiwan Cement Corp.	23,361
11,000	Taiwan Mobile Co. Ltd.	35,398

See accompanying notes to financial statements.

|  12

Consolidated Portfolio of Investments – as of November 30, 2011

ASG Growth Markets Fund – (continued)

Shares	Description	Value (†)

	Taiwan — continued
28,209	Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR(b)	$364,460
13,000	Uni-President Enterprises Corp.	18,223

		1,350,544

	Turkey — 0.1%
10,700	Turkiye Garanti Bankasi AS, ADR	35,952

	Total Common Stocks (Identified Cost $16,339,487)	16,551,695

Preferred Stocks — 1.1%
	Brazil — 0.8%
1,200	AES Tiete S.A.	16,357
1,800	Cia Energetica de Sao Paulo, Class B	31,365
2,400	Eletropaulo Metropolitana Eletricidade de Sao Paulo S.A.	43,465
9,700	Itausa - Investimentos Itau S.A.	56,590
10,900	Klabin S.A.	43,519
2,900	Metalurgica Gerdau S.A.	27,455

		218,751

	Korea — 0.3%
747	Hyundai Motor Co.	46,569
276	LG Chem Ltd.	29,874

		76,443

	Total Preferred Stocks (Identified Cost $292,207)	295,194

Principal Amount
Short-Term Investments — 23.3%
	Treasuries — 12.9%
$250,000	U.S. Treasury Bill, 0.005%, 12/22/2011(b)(d)	249,998
250,000	U.S. Treasury Bill, 0.015%, 1/19/2012(b)(d)	249,996
250,000	U.S. Treasury Bill, 0.020%, 2/23/2012(b)	249,993
250,000	U.S. Treasury Bill, 0.015%, 3/01/2012(b)	249,989
250,000	U.S. Treasury Bill, 0.015%, 3/08/2012(b)	249,990
250,000	U.S. Treasury Bill, 0.030%, 3/22/2012(b)(d)	249,988
250,000	U.S. Treasury Bill, 0.045%, 4/19/2012(b)(d)	249,966
250,000	U.S. Treasury Bill, 0.050%, 5/31/2012(b)(d)	249,931
250,000	U.S. Treasury Note, 0.875%, 2/29/2012(b)	250,517
250,000	U.S. Treasury Note, 1.375%, 3/15/2012(b)	250,967
250,000	U.S. Treasury Note, 4.500%, 4/30/2012(b)	254,599
300,000	U.S. Treasury Note, 0.625%, 7/31/2012(b)	301,043
250,000	U.S. Treasury Note, 1.375%, 10/15/2012(b)	252,695

		3,309,672

	Commercial Paper — 4.2%
290,000	Louis Dreyfus Corp., 0.450%, 12/01/2011	290,000
300,000	Target Corp., 0.050%, 12/05/2011(b)	299,998

	Commercial Paper — continued
$250,000	Grainger (WW), Inc., 0.070%, 12/16/2011(b)	$249,993
250,000	General Electric Co., 0.100%, 12/19/2011(b)	249,988

		1,089,979

	Certificates of Deposit — 3.1%
290,000	BNP Paribas, 0.140%, 12/01/2011	290,000
250,000	Westpac Banking Corp. (NY), 0.385%, 5/02/2012(b)(e)	250,012
250,000	Canadian Imperial Bank of Commerce (NY), 0.347%, 7/25/2012(b)(e)	249,997

		790,009

	Financial Company Commercial Paper — 3.1%
290,000	Societe Generale North America, 0.230%, 12/01/2011(d)	290,000
250,000	ICICI Bank Ltd., (Credit Support: Bank of America), 0.360%, 12/12/2011(b)	249,972
250,000	Nestle Capital Corp., 0.050%, 2/07/2012(b)	249,969

		789,941

	Total Short-Term Investments (Identified Cost $5,979,553)	5,979,601

	Total Investments — 89.0% (Identified Cost $22,611,247)(a)	22,826,490
	Other assets less liabilities — 11.0%	2,807,654

	Net Assets — 100.0%	$25,634,144

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At November 30, 2011, the net unrealized appreciation on investments based on a cost of $22,612,495 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$636,203
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(422,208)

	Net unrealized appreciation	$213,995

(b)	All or a portion of this security has been designated to cover the Fund’s obligations under open forward foreign currency contracts.
(c)	Non-income producing security.
(d)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(e)	Variable rate security. Rate as of November 30, 2011 is disclosed.

ADR/GDR	An American Depositary Receipt or Global Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs and GDRs may be significantly influenced by trading on exchanges not located in the United States.

See accompanying notes to financial statements.

13  |

Consolidated Portfolio of Investments – as of November 30, 2011

ASG Growth Markets Fund – (continued)

At November 30, 2011, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell[1]	Delivery Date	Currency	Units	Notional Value	Unrealized Appreciation (Depreciation)
Buy	12/21/2011	Australian Dollar	700,000	$718,290	$(12,413)
Sell	12/21/2011	Australian Dollar	900,000	923,516	5,187
Sell	12/21/2011	Australian Dollar	700,000	718,290	(33,169)
Sell	12/21/2011	Canadian Dollar	900,000	881,961	11,117
Sell	12/21/2011	Euro	625,000	839,972	30,621
Sell	12/21/2011	Euro	375,000	503,983	(4,127)
Sell	12/21/2011	New Zealand Dollar	600,000	467,922	(8,338)
Sell	12/21/2011	Norwegian Krone	4,000,000	691,953	29,027
Sell	12/21/2011	Norwegian Krone	4,000,000	691,953	(1,441)
Sell	12/21/2011	Singapore Dollar	1,875,000	1,462,978	13,714
Sell	12/21/2011	Singapore Dollar	1,625,000	1,267,914	(11,652)
Buy	12/21/2011	Swedish Krona	2,000,000	295,274	(14,364)
Sell	12/21/2011	Swedish Krona	2,000,000	295,274	5,892
Buy	12/21/2011	Turkish Lira	1,200,000	653,528	(22,350)
Sell	12/21/2011	Turkish Lira	4,800,000	2,614,114	(27,795)

Total					$(40,091)

1 Counterparty is UBS AG.

At November 30, 2011, open futures contracts purchased were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
E-mini Dow	12/16/2011	4	$240,700	$3,000
Euro Schatz	12/08/2011	70	10,366,239	41,856
2 Year U.S. Treasury Note	03/30/2012	28	6,174,000	2,188
5 Year U.S. Treasury Note	03/30/2012	14	1,716,969	(1,125)
10 Year Canada Government Bond	03/21/2012	5	647,189	(1,814)
10 Year Japan Government Bond	12/09/2011	1	1,827,875	(387)
10 Year U.S. Treasury Note	03/21/2012	22	2,845,562	(13,234)
30 Year U.S. Treasury Bond	03/21/2012	5	706,875	(11,211)

Total				$19,273

Commodity Futures[2]	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Gas Oil	12/12/2011	2	$193,050	$(1,250)
Gold	02/27/2012	2	350,060	13,720
Heating Oil	12/30/2011	8	1,016,434	(5,443)
Live Cattle	02/29/2012	1	49,440	340

Total				$7,367

At November 30, 2011, open futures contracts sold were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
AEX	12/16/2011	9	$725,598	$(18,261)
DAX	12/16/2011	2	408,653	2,251
E-mini NASDAQ 100	12/16/2011	7	321,300	7,525
E-mini S&P 500	12/16/2011	4	249,200	(11,300)
FTSE 100	12/16/2011	5	430,899	(392)
FTSE JSE Top 40	12/15/2011	24	873,894	(23,220)
Hang Seng	12/29/2011	8	931,012	(2,060)
Mini-Russell 2000	12/16/2011	3	221,010	(6,090)
MSCI Singapore	12/29/2011	25	1,192,603	(11,704)
MSCI Taiwan	12/29/2011	40	985,600	(16,400)
Nikkei 225	12/09/2011	11	1,194,172	49,639
OMXS 30	12/16/2011	42	611,345	(16,447)
S&P/TSX 60	12/15/2011	9	1,225,648	(14,118)
Sterling	03/21/2012	24	4,656,340	(7,060)

Total				$(67,637)

Commodity Futures[2]	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Copper High Grade	03/28/2012	8	$715,100	$(35,000)
Copper LME	12/21/2011	1	196,744	7,763
Corn	03/14/2012	1	30,400	725
KC Wheat	03/14/2012	15	495,750	11,062
Light Sweet Crude Oil	12/20/2011	2	200,720	(1,860)
Silver	03/28/2012	2	328,040	(16,100)
Soybean	01/13/2012	7	395,937	26,687
Soybean Meal	01/13/2012	29	847,380	(4,350)
Soybean Oil	01/13/2012	33	980,100	12,672
Wheat	03/14/2012	4	122,800	(1,050)

Total				$549

2 Commodity Futures are held by ASG Growth Markets Cayman Fund Ltd., a wholly-owned subsidiary. See Note 1 of Notes to Financial Statements.

Industry Summary at November 30, 2011 (Unaudited)

Commercial Banks	10.3%
Oil, Gas & Consumable Fuels	10.1
Semiconductors & Semiconductor Equipment	5.0
Metals & Mining	4.4
Wireless Telecommunication Services	4.4
Chemicals	2.7
Automobiles	2.6
Diversified Telecommunication Services	2.4
Other Investments, less than 2% each	23.8
Short-Term Investments	23.3

Total Investments	89.0
Other assets less liabilities (including open forward foreign currency and futures contracts)	11.0

Net Assets	100.0%

See accompanying notes to financial statements.

|  14

Consolidated Portfolio of Investments – as of November 30, 2011

ASG Growth Markets Fund – (continued)

Currency Exposure at November 30, 2011 (Unaudited)

United States Dollar	55.4%
Hong Kong Dollar	10.4
South Korean Won	7.6
South African Rand	4.7
Malaysian Ringgit	3.0
New Taiwan Dollar	2.6
Brazilian Real	2.2
Indonesian Rupiah	2.1
Other, less than 2% each	1.0

Total Investments	89.0
Other assets less liabilities (including open forward foreign currency and futures contracts)	11.0

Net Assets	100.0%

See accompanying notes to financial statements.

15  |

Portfolio of Investments – as of November 30, 2011

Loomis Sayles Senior Floating Rate and Fixed Income Fund

Principal Amount	Description	Value (†)

Senior Loans — 87.3% of Net Assets
	Aerospace & Defense — 0.6%
$249,556	Wyle Services Corporation, Term Loan B, 5.750%, 3/27/2017(b)	$242,069

	Automotive — 3.6%
598,500	Chrysler Group LLC, Term Loan, 6.000%, 5/24/2017(b)	551,368
230,000	Diversified Machine, Inc., Term Loan B, 12/01/2016(c)	225,400
498,650	KAR Auction Services, Inc., Term Loan B, 5.000%, 5/19/2017(b)	491,794
200,000	Stackpole Powertrain International USA LLC, Term Loan B, 7.500%, 8/02/2017(b)	196,000

		1,464,562

	Banking — 1.6%
598,438	Clarke American Corp., Term Loan B, 2.776%, 6/30/2014(d)	504,184
155,000	US FT Holdco, Inc., Term Loan B, 11/30/2017(c)	151,965

		656,149

	Building Materials — 0.5%
199,497	CPG International, Inc., New Term Loan B, 6.000%, 2/18/2017(b)	186,530

	Chemicals — 3.9%
349,338	Momentive Specialty Chemicals, Inc., Extended Term Loan C1, 4.000%, 5/05/2015(b)	329,541
148,460	Momentive Specialty Chemicals, Inc., Extended Term Loan C2, 4.125%, 5/05/2015(b)	140,046
349,123	Nexeo Solutions LLC, Term Loan B, 5.000%, 9/08/2017(b)	335,158
180,214	Omnova Solutions, Inc., Term Loan B, 5.750%, 5/31/2017(b)	176,010
35,000	PolyOne Corp., Term Loan, 11/01/2017(c)	34,956
350,000	PQ Corporation, 2nd Lien Term Loan, 6.760%, 7/30/2015(b)	307,272
299,246	Univar, Inc., Term Loan B, 5.000%, 6/30/2017(b)	288,440

		1,611,423

	Consumer Cyclical Services — 2.7%
131,000	Go Daddy Operating Company LLC, Term Loan, 9/29/2017(c)	130,509
299,250	IMG Worldwide, Inc., New Term Loan B, 5.500%, 6/16/2016(b)	291,769
250,000	Language Line LLC, 2nd Lien Term Loan, 10.500%, 12/20/2016(b)	246,250
299,250	SourceHov LLC, 1st Lien Term Loan, 6.625%, 4/28/2017(b)	249,275
196,571	SRA International, Inc., Term Loan B, 6.500%, 7/20/2018(b)	181,644

		1,099,447

	Consumer Products — 3.3%
300,000	Advantage Sales & Marketing, Inc., 2nd Lien Term Loan, 9.250%, 6/18/2018(b)	285,150
198,710	Hoffmaster Group, Inc., Term Loan B, 7.000%, 6/02/2016(b)	196,722
Principal Amount	Description	Value (†)

	Consumer Products — continued
$103,722	Revlon Consumer Products Corporation, New Term Loan B, 4.750%, 11/17/2017(b)	$102,463

400,000	SRAM LLC, 2nd Lien Term Loan, 8.500%, 12/07/2018(b)	393,000
400,000	Visant Holding Corp., Term Loan B, 5.250%, 12/22/2016(b)	376,252

		1,353,587

	Diversified Manufacturing — 1.4%
180,000	Colfax Corporation, Term Loan B, 12/07/2018(c)	180,225
398,995	Edwards (Cayman Islands II) Limited, Extended 1st Lien Term Loan, 5.500%, 5/31/2016(b)	371,863

		552,088

	Electric — 0.7%
300,000	Calpine Corporation, New Term Loan, 4.500%, 4/02/2018(b)	290,481

	Entertainment — 0.6%
249,372	Clubcorp Operations, Inc., Term Loan B, 6.000%, 11/30/2016(b)	247,190

	Financial Other — 1.9%
389,474	Harbourvest Partners LLC, Term Loan B, 6.250%, 12/16/2016(b)	387,526
400,000	Nuveen Investments, Inc., Incremental Term Loan, 5/13/2017(c)	391,500

		779,026

	Food & Beverage — 3.1%
598,485	Dean Foods Company, Extended Term Loan B1, 3.370%, 4/02/2016(b)	580,908
299,250	Del Monte Foods Company, Term Loan, 4.500%, 3/08/2018(b)	282,791
400,000	Wm. Bolthouse Farms, Inc., New 2nd Lien Term Loan, 9.500%, 8/11/2016(b)	396,168

		1,259,867

	Gaming — 1.7%
300,000	Boyd Gaming Corporation, Incremental Term Loan, 6.000%, 12/17/2015(b)	296,001
450,000	Caesars Entertainment Operating Company, Term Loan B2, 1/28/2015(c)	383,909

		679,910

	Health Insurance — 1.5%
316,008	Multiplan, Inc., New Term Loan B, 4.750%, 8/26/2017(b)	298,100
337,300	Sedgwick CMS Holdings, Inc., New Term Loan, 5.000%, 12/30/2016(b)	332,662

		630,762

	Healthcare — 8.7%
299,709	ATI Physical Therapy, Term Loan, 7.500%, 3/11/2016(b)	286,222
398,995	Convatec, Inc., Term Loan, 5.750%, 12/22/2016(b)	390,616
299,194	Education Management LLC, Extended Term Loan C2, 6/01/2016(c)	272,587
125,000	Emdeon, Inc., Term Loan B, 6.750%, 11/02/2018(b)	125,356

See accompanying notes to financial statements.

|  16

Portfolio of Investments – as of November 30, 2011

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)

	Healthcare — continued
$280,425	Gentiva Health Services, Inc., New Term Loan B, 4.750%, 8/17/2016(b)	$244,281
600,000	HCA, Inc., Extended Term Loan B3, 3.619%, 5/01/2018(b)	567,084
199,500	Kindred Healthcare, Inc., Term Loan, 5.250%, 6/01/2018(b)	183,939
150,000	Kinetic Concepts, Inc., Term Loan B, 7.000%, 5/04/2018(b)	150,704
300,000	National Healing Corporation, 1st Lien Term Loan, 11/30/2017(c)	285,000
400,000	Sheridan Healthcare, Inc., 2nd Lien Term Loan, 6.010%, 6/15/2015(b)	378,000
299,250	Surgical Care Affiliates, Inc., Incremental Term Loan B, 5.500%, 6/29/2018(b)	276,806
399,000	Valitas Health Services, Inc., Term Loan B, 5.750%, 6/02/2017(b)	385,035

		3,545,630

	Industrial Other — 4.1%
398,995	Brickman Group Holdings, Inc., New Term Loan B, 7.250%, 10/14/2016(b)	397,997
398,997	Brock Holdings III, Inc., New Term Loan B, 6.000%, 3/16/2017(b)	382,371
598,496	CommScope, Inc., New Term Loan B, 5.000%, 1/14/2018(b)	595,504
300,000	Unifrax Corporation, New Term Loan, 7.000%, 11/28/2018(b)	299,250

		1,675,122

	Media Cable — 1.7%
299,250	Crown Media Holdings, Inc., Term Loan B, 5.750%, 7/14/2018(b)	292,891
400,000	Cumulus Media, Inc., Term Loan, 5.750%, 9/17/2018(b)	389,168

		682,059

	Media Non-Cable — 4.8%
398,995	Cenveo Corporation, Term Loan B, 6.250%, 12/21/2016(b)	392,012
395,219	Dex Media West LLC, New Term Loan, 7.250%, 10/24/2014(b)	227,251
120,000	Entercom Communication LLC, Term Loan B, 6.250%, 11/23/2018(b)	119,225
200,000	Hubbard Radio LLC, 2nd Lien Term Loan, 8.750%, 4/30/2018(b)	198,000
248,747	Intelsat Jackson Holdings S.A., Tranche B Term Loan, 5.250%, 4/02/2018(b)	245,431
320,886	Postmedia Network, Inc., Tranche C Term Loan, 6.503%, 7/13/2016(d)	313,551
500,000	Univision Communications, Inc., Extended Term Loan, 4.510%, 3/31/2017(b)	447,420

		1,942,890

	Metals & Mining — 1.7%
398,997	American Rock Salt Holdings LLC, Term Loan, 5.500%, 4/25/2017(b)	392,015
300,000	Fairmount Minerals Ltd., New Term Loan B, 5.250%, 3/15/2017(b)	297,843

		689,858

Principal Amount	Description	Value (†)

	Oil Field Services — 2.8%
$389,946	Frac Tech International LLC, Term Loan B, 6.250%, 5/06/2016(b)	$383,610
598,438	Hercules Offshore LLC, Term Loan B, 7.500%, 7/11/2013(b)	583,704
197,436	Utex Industries, Inc., Term Loan B, 6.526%, 12/15/2016(d)	193,487

		1,160,801

	Packaging — 1.9%
199,500	Husky Injection Molding Systems Ltd., Senior Debt B, 6.500%, 6/29/2018(b)	197,469
600,000	Reynolds Group Holdings, Inc., Tranche C Term Loan, 6.500%, 8/09/2018(b)	589,200

		786,669

	Paper — 1.0%
400,000	NewPage Corporation, DIP Term Loan, 8.000%, 3/07/2013(b)	401,500

	Pharmaceuticals — 4.5%
399,000	Grifols, Inc., Term Loan B, 6.000%, 6/01/2017(b)	397,504
199,500	Inc Research, Inc., Term Loan B, 7.000%, 7/13/2018(b)	194,263
299,250	inVentiv Health, Inc., Incremental Term Loan B3, 6.750%, 5/15/2018(b)	292,517
400,391	Pharmaceutical Product Development, Inc., Term Loan B, 12/05/2018(c)	394,741
598,500	Quintiles Transnational Corp., New Term Loan B, 5.000%, 6/08/2018(b)	580,545

		1,859,570

	Property & Casualty Insurance — 3.1%
400,000	Applied Systems, Inc., 2nd Lien Term Loan, 9.250%, 6/08/2017(b)	385,500
400,000	N.E.W. Holdings I LLC, Secured Term Loan, 6.000%, 3/23/2016(b)	390,000
498,744	Vertafore, Inc., Term Loan, 5.250%, 7/29/2016(b)	487,273

		1,262,773

	Restaurants — 0.5%
198,995	Burger King Corporation, New Term Loan B, 4.500%, 10/19/2016(b)	196,414

	Retailers — 6.3%
300,000	BJ’s Wholesale Club, Inc., 2nd Lien Term Loan, 10.000%, 3/27/2019(b)	299,250
398,995	Gymboree Corp., New Term Loan, 5.000%, 2/23/2018(b)	357,268
299,248	J Crew Operating Corp., New Term Loan B, 4.750%, 3/07/2018(b)	274,934
299,248	Jo-Ann Stores, Inc., Term Loan, 4.750%, 3/16/2018(b)	282,790
500,000	Michaels Stores, Inc., Term Loan B2, 7/29/2016(c)	486,250
425,000	Neiman Marcus Group, Inc. (The), New Term Loan, 4.750%, 5/16/2018(b)	408,412
500,000	Petco Animal Supplies, Inc., New Term Loan, 4.500%, 11/24/2017(b)	485,000

		2,593,904

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of November 30, 2011

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)

	Supermarkets — 1.4%
$298,747	Acosta, Inc., Term Loan, 4.750%, 3/01/2018(b)	$289,038
299,248	Sprouts Farmers Markets Holdings LLC, Term Loan, 6.000%, 4/18/2018(b)	290,770

		579,808

	Technology — 12.0%
498,750	Aeroflex Incorporated, Term Loan B, 4.250%, 5/09/2018(b)	471,319
300,000	Blackboard, Inc., Term Loan B, 7.500%, 10/04/2018(b)	284,751
400,000	CDW LLC, Extended Term Loan, 4.000%, 7/14/2017(b)	371,668
399,000	Eagle Parent, Inc., New Term Loan, 5.000%, 5/16/2018(b)	376,724
600,000	First Data Corporation, Extended Term Loan B, 4.257%, 3/23/2018(b)	500,904
400,000	Freescale Semiconductor, Inc., Extended Term Loan B, 4.496%, 12/01/2016(b)	377,500
190,000	Infor Enterprise Solutions Holdings, Inc., 2nd Lien Term Loan, 6.510%, 3/03/2014(b)	155,040
110,000	Infor Enterprise Solutions Holdings, Inc., Delayed Draw 2nd Lien, 6.510%, 3/03/2014(b)	89,760
400,000	Kronos, Inc., 2nd Lien Term Loan, 6.119%, 6/11/2015(b)	374,668
399,000	Lawson Software, Inc., 1st Lien Term Loan, 6.750%, 7/05/2017(b)	388,526
400,000	Level 3 Financing, Inc., Term Loan B2, 5.750%, 9/03/2018(b)	387,000
111,000	NeuStar, Inc., Term Loan B, 11/08/2018(c)	110,905
210,000	Openlink International Intermediate, Inc., Initial Term Loan, 7.750%, 10/30/2017(b)	209,475
300,000	Ship US Bidco, Inc., New Term Loan B2A, 11/30/2017(c)	295,125
250,000	Telx Group, Inc., Term Loan B, 7.750%, 10/06/2017(b)	248,125
300,000	Wall Street Systems, Inc., 2nd Lien Term Loan, 9.000%, 6/20/2018(b)	285,000

		4,926,490

	Utility Other — 0.7%
300,000	Sensus USA, Inc., 2nd Lien Term Loan, 8.500%, 5/09/2018(b)	293,064

	Wireless — 2.4%
600,000	Asurion LLC, New 2nd Lien Term Loan, 9.000%, 5/24/2019(b)	576,378
398,997	MetroPCS Wireless, Inc., Tranche B3, 4.028%, 3/16/2018(d)	386,229

		962,607

	Wirelines — 2.6%
500,000	FairPoint Communications, Inc., New Term Loan B, 6.500%, 1/22/2016(b)	395,910
398,997	Sidera Networks, Inc., Term Loan, 5.500%, 8/26/2016(b)	389,521
Principal Amount	Description	Value (†)

	Wirelines — continued
$300,000	U.S. Telepacific Corporation, New Term Loan B, 5.750%, 2/23/2017(b)	$283,425

		1,068,856

	Total Senior Loans (Identified Cost $35,646,684)	35,681,106

Bonds and Notes — 11.3%
	Chemicals — 1.0%
400,000	Momentive Performance Materials, Inc., 12.500%, 6/15/2014	420,000

	Consumer Products — 0.8%
400,000	Affinion Group, Inc., 11.500%, 10/15/2015	348,000

	Entertainment — 0.9%
400,000	AMC Entertainment, Inc., 8.000%, 3/01/2014	387,000

	Healthcare — 0.9%
400,000	Select Medical Corp., 7.625%, 2/01/2015	371,000

	Media Non-Cable — 1.0%
425,000	Clear Channel Communications, Inc., 5.750%, 1/15/2013	397,375

	Metals & Mining — 1.0%
400,000	Tube City IMS Corp., 9.750%, 2/01/2015	403,000

	Non-Captive Diversified — 1.0%
400,000	CIT Group, Inc., 7.000%, 5/01/2016	395,800

	Oil Field Services – 1.0%
400,000	McJunkin Red Man Corp., 9.500%, 12/15/2016	394,000

	Restaurants — 1.0%
400,000	NPC International, Inc., 9.500%, 5/01/2014	411,004

	Technology — 0.7%
300,000	Lender Processing Services, Inc., 8.125%, 7/01/2016	292,500

	Wireless — 1.1%
525,000	Clearwire Communications LLC/Clearwire Finance, Inc., 12.000%, 12/01/2015, 144A	443,625

	Wirelines — 0.9%
400,000	Integra Telecom Holdings, Inc., 10.750%, 4/15/2016, 144A	354,000

	Total Bonds and Notes (Identified Cost $4,621,207)	4,617,304

Short-Term Investments — 7.2%
20,535	Repurchase Agreement with Street Bank and Trust Company, dated 11/30/2011 at 0.000% to be repurchased at $20,535 on 12/01/2011 collateralized by $25,000 U.S. Treasury Note, 1.375% due 5/15/2013 valued at $25,432 including accrued interest (Note 2 of Notes to Financial Statements)	20,535

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of November 30, 2011

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)

Short-Term Investments — continued
$2,940,237	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 11/30/2011 at 0.000% to be repurchased at $2,940,237 on 12/01/2011 collateralized by $3,005,000 Federal National Mortgage Association Discount Note, due 12/01/2011 valued at $3,003,498 including accrued interest (Note 2 of Notes to Financial Statements)	$2,940,237

	Total Short-Term Investments (Identified Cost $2,960,772)	2,960,772

	Total Investments — 105.8% (Identified Cost $43,228,663)(a)	43,259,182
	Other assets less liabilities – (5.8)%	(2,371,003)

	Net Assets – 100.0%	$40,888,179

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At November 30, 2011, the net unrealized appreciation on investments based on a cost of $43,229,345 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$345,902
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(316,065)

	Net unrealized appreciation	$29,837

(b)	Variable rate security. Rate as of November 30, 2011 is disclosed.
(c)	Position is unsettled. Contract rate was not determined at November 30, 2011 and does not take effect until settlement date.
(d)	Variable rate security. Rate shown represents the weighted average rate of underlying contracts at November 30, 2011.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2011, the value of Rule 144A holdings amounted to $797,625 or 2.0% of net assets.

Industry Summary at November 30, 2011 (Unaudited)

Technology	12.7%
Healthcare	9.6
Retailers	6.3
Media Non-Cable	5.8
Chemicals	4.9
Pharmaceuticals	4.5
Consumer Products	4.1
Industrial Other	4.1
Oil Field Services	3.8
Automotive	3.6
Wirelines	3.5
Wireless	3.5
Property & Casualty Insurance	3.1
Food & Beverage	3.1
Consumer Cyclical Services	2.7
Metals & Mining	2.7
Other Investments, less than 2% each	20.6
Short-Term Investments	7.2

Total Investments	105.8
Other assets less liabilities	(5.8)

Net Assets	100.0%

See accompanying notes to financial statements.

19  |

Consolidated* Statements of Assets and Liabilities

November 30, 2011

	ASG Growth Markets Fund	Loomis Sayles Senior Floating Rate and Fixed Income Fund
ASSETS
Investments at cost	$22,611,247	$43,228,663
Net unrealized appreciation	215,243	30,519

Investments at value	22,826,490	43,259,182
Cash	1,411,167	39
Due from brokers (including variation margin on futures contracts) (Note 2)	1,508,495	—
Foreign currency at value (identified cost $4,117 and $0)	4,134	—
Receivable for Fund shares sold	—	46,339
Receivable from investment adviser (Note 6)	83,038	164,826
Receivable for securities sold	—	973,733
Dividends and interest receivable	15,824	323,617
Unrealized appreciation on forward foreign currency contracts (Note 2)	95,558	—
Unrealized appreciation on futures contracts (Note 2)	179,428	—

TOTAL ASSETS	26,124,134	44,767,736

LIABILITIES
Payable for securities purchased	—	3,711,251
Unrealized depreciation on forward foreign currency contracts (Note 2)	135,649	—
Unrealized depreciation on futures contracts (Note 2)	219,876	—
Deferred Trustees’ fees (Note 6)	656	1,240
Administrative fees payable (Note 6)	7,545	1,553
Other accounts payable and accrued expenses	126,264	165,513

TOTAL LIABILITIES	489,990	3,879,557

NET ASSETS	$25,634,144	$40,888,179

NET ASSETS CONSIST OF:
Paid-in capital	$25,126,270	$40,785,729
Undistributed net investment income (Distributions in excess of net investment income)	112,257	(1,240)
Accumulated net realized gain on investments, futures contracts and foreign currency transactions	259,996	73,171
Net unrealized appreciation on investments, futures contracts and foreign currency translations	135,621	30,519

NET ASSETS	$25,634,144	$40,888,179

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$16,203	$251,536

Shares of beneficial interest	1,589	25,093

Net asset value and redemption price per share	$10.20	$10.02

Offering price per share (100/[100 - maximum sales charge] of net asset value) (Note 1)	$10.82	$10.38

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$1,019	$1,032

Shares of beneficial interest	100	103

Net asset value and offering price per share	$10.19	$10.02

Class Y shares:
Net assets	$25,616,922	$40,635,611

Shares of beneficial interest	2,511,272	4,053,635

Net asset value, offering and redemption price per share	$10.20	$10.02

*	Consolidated, where applicable. See Notes 1 and 2 of the Notes to Financial Statements.

See accompanying notes to financial statements.

|  20

Consolidated* Statements of Operations

For the Period Ended November 30, 2011

	ASG Growth Markets Fund (a)	Loomis Sayles Senior Floating Rate and Fixed Income Fund (b)
INVESTMENT INCOME
Interest	$127	$509,900
Dividends	20,410	—
Less net foreign taxes withheld	(1,046)	—

	19,491	509,900

Expenses
Management fees (Note 6)	33,327	49,471
Service and distribution fees (Note 6)	4	43
Administrative fees (Note 6)	7,866	3,827
Trustees’ and directors’ fees and expenses (Note 6)	2,869	2,904
Transfer agent fees and expenses (Note 6)	405	45
Audit and tax services fees	49,700	55,970
Custodian fees and expenses	23,376	21,941
Interest expense (Note 9)	132	—
Legal fees	28,370	156,556
Registration fees	6,038	4,116
Shareholder reporting expenses	3,180	1,000
Miscellaneous expenses	17,180	1,920

Total expenses	172,447	297,793
Less waiver and/or expense reimbursement (Note 6)	(132,041)	(214,788)

Net expenses	40,406	83,005

Net investment income (loss)	(20,915)	426,895

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	(11,753)	77,982
Futures contracts	422,527	—
Foreign currency transactions	(23,648)	—
Net change in unrealized appreciation (depreciation) on:
Investments	215,243	30,519
Futures contracts	(40,448)	—
Foreign currency translations	(39,174)	—

Net realized and unrealized gain on investments, futures contracts and foreign currency transactions	522,747	108,501

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$501,832	$535,396

*	Consolidated, where applicable. See Notes 1 and 2 of the Notes to Financial Statements.
(a)	From commencement of operations on October 21, 2011 through November 30, 2011.
(b)	From commencement of operations on September 16, 2011 through November 30, 2011.

See accompanying notes to financial statements.

21  |

Consolidated* Statements of Changes in Net Assets

	ASG Growth Markets Fund	Loomis Sayles Senior Floating Rate and Fixed Income Fund
	Period Ended November 30, 2011 (a)	Period Ended November 30, 2011 (b)
FROM OPERATIONS:
Net investment income (loss)	$(20,915)	$426,895
Net realized gain on investments, futures contracts and foreign currency transactions	387,126	77,982
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translations	135,621	30,519

Net increase in net assets resulting from operations	501,832	535,396

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	—	(1,145)
Class C	—	(9)
Class Y	—	(435,951)

Total distributions	—	(437,105)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	25,132,312	40,789,888

Net increase in net assets	25,634,144	40,888,179
NET ASSETS
Beginning of the period	—	—

End of the period	$25,634,144	$40,888,179

UNDISTRIBUTED NET INVESTMENT INCOME (DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME)	$112,257	$(1,240)

*	Consolidated, where applicable. See Notes 1 and 2 of the Notes to Financial Statements.
(a)	From commencement of operations on October 21, 2011 through November 30, 2011.
(b)	From commencement of operations on September 16, 2011 through November 30, 2011.

See accompanying notes to financial statements.

|  22

Financial Highlights

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:

	Net asset value, beginning of the period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Total distributions	Net asset value, end of the period	Total return (%)(b)(c)

ASG GROWTH MARKETS FUND
Class A
11/30/2011(f)	$10.00	$(0.01)	$0.21	$0.20	$—	$—	$10.20	2.00
Class C
11/30/2011(f)	10.00	(0.02)	0.21	0.19	—	—	10.19	2.00
Class Y
11/30/2011(f)	10.00	(0.01)	0.21	0.20	—	—	10.20	2.10
LOOMIS SAYLES SENIOR FLOATING RATE AND FIXED INCOME FUND
Class A
11/30/2011(g)	$9.83	$0.12	$0.17	$0.29	$(0.10)	$(0.10)	$10.02	3.00
Class C
11/30/2011(g)	9.83	0.09	0.19	0.28	(0.09)	(0.09)	10.02	2.87
Class Y
11/30/2011(h)	10.00	0.11	0.02	0.13	(0.11)	(0.11)	10.02	1.29	(i)

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year, if applicable.

See accompanying notes to financial statements.

23  |

	Ratios to Average Net Assets:
Net assets, end of the period (000’s)	Net expenses, excluding interest expense (%)(d)(e)		Gross expenses, excluding interest expense (%)(e)	Net expenses, including interest expense (%)(d)(e)		Gross expenses, including interest expense (%)(e)	Net investment income (loss) (%)(e)	Portfolio turnover rate(%)(k)

$16	1.70		9.56	1.70		9.56	(0.86)	0

1	2.45		7.30	2.46		7.31	(1.91)	0

25,617	1.45		6.20	1.45		6.21	(0.75)	0

$252	1.10		7.66	1.10		7.66	7.00	17

1	1.85		5.00	1.85		5.00	5.50	17

40,636	1.01	(j)	3.60	1.01	(j)	3.60	5.17	17

(f)	From commencement of operations on October 21, 2011 through November 30, 2011.
(g)	From commencement of Class operations on September 30, 2011 through November 30, 2011.
(h)	From commencement of operations on September 16, 2011 through November 30, 2011.
(i)	For the period September 30, 2011 (the date Class Y shares were first registered under the Securities Act of 1933) through November 30, 2011, the total return for Class Y shares was 3.04%.
(j)	Prior to September 30, 2011, there was no expense limitation agreement in place for Class Y. (See Note 6 of Notes to Financial Statements.)
(k)	Portfolio turnover is calculated based on purchases and sales of long-term securities and does not include short-term investments, futures contracts and/or forward foreign currency contracts.

|  24

Notes to Financial Statements

November 30, 2011

1.  Organization.  Natixis Funds Trust II (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

ASG Growth Markets Fund (the “Growth Markets Fund”)

Loomis Sayles Senior Floating Rate and Fixed Income Fund (the “Senior Floating Rate and Fixed Income Fund”)

The Growth Markets Fund commenced operations on October 21, 2011 via contribution by Natixis Global Asset Management, L.P. (“Natixis US”) and affiliates of $25,002,000.

The Senior Floating Rate and Fixed Income Fund commenced operations on September 16, 2011 via contributions from Loomis, Sayles & Company, L.P. (“Loomis Sayles”) and Natixis US, NGAM Advisors, L.P. (“NGAM Advisors”) (formerly Natixis Asset Management Advisors, L.P.), and NGAM Distribution, L.P. (“NGAM Distribution”) (formerly Natixis Distributor L.P.) both of which are wholly-owned subsidiaries of Natixis US, as noted below. On September 19, 2011, NGAM Distribution redeemed its share balances from Class A and Class C, effectively closing both positions. On September 30, 2011, Class A and Class C shares were funded with a contribution by NGAM Advisors commensurate with their registration under the Securities Act of 1933 (the “1933 Act”). For the purposes of these financial statements, September 30, 2011 is considered to be commencement of operations for Class A and Class C shares. Class Y shares were first registered under the 1933 Act effective September 30, 2011 (subsequent to its commencement of operations).

Date of Contribution	Contributor	Class A	Class C	Class Y
September 16, 2011	Loomis Sayles	$—	$—	$20,000,000
	Natixis US	—	—	20,000,000
	NGAM Distribution	10	10	—
September 30, 2011	NGAM Advisors	1,000	1,000	—

Total contributions		$1,010	$1,010	$40,000,000

Each Fund is a non-diversified investment company.

Each Fund offers Class A, Class C and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75% for Growth Markets Fund and 3.50% for Senior Floating Rate and Fixed Income Fund. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares, pay higher Rule 12b-1 fees than Class A shares and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class Y shares are generally intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Funds’ prospectus.

Most expenses of the Trust can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the Funds in the Trust. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

Growth Markets Fund invests in commodity-related instruments through investments in a wholly-owned subsidiary organized under the laws of the Cayman Islands. ASG Growth Markets Cayman Fund Ltd. is a wholly-owned subsidiary (the “Subsidiary”) of Growth Markets Fund. A subscription agreement was entered into between the Growth Markets Fund and its Subsidiary with the intent that the Growth Markets Fund will remain the sole shareholder and primary beneficiary of its Subsidiary. The Subsidiary is governed by a separate Board of Directors that is independent of the Growth Markets Fund’s Board of Trustees.

As of November 30, 2011, the value of Growth Markets Fund’s investment in its Subsidiary was as follows:

Fund	Commencement Date of Subsidiary	Investment in Subsidiary	Percentage of Net Assets
Growth Markets Fund	October 21, 2011	$1,506,508	5.9%

25  |

Notes to Financial Statements (continued)

November 30, 2011

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to period-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements except as disclosed in Note 12.

a.  Consolidation.  The accompanying financial statements of Growth Markets Fund present the consolidated accounts of the Fund and its wholly-owned investment. All interfund accounts and transactions have been eliminated in consolidation.

b.  Valuation.  Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and subadviser and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are generally valued on the basis of evaluated bids furnished to the Funds by a pricing service recommended by the investment adviser or subadviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Senior loans are priced at bid prices supplied by a pricing service, if available. Broker-dealer bid quotations may also be used to value debt and equity securities and senior loans where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service. Futures contracts are valued at their most recent settlement price. Investments in other open-end investment companies are valued at their net asset value each day. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser or subadviser using consistently applied procedures under the general supervision of the Board of Trustees.

The Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values. As of November 30, 2011, approximately 45% of the market value of Growth Markets Fund’s investments was fair valued pursuant to procedures approved by the Board of Trustees.

c.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

d.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

|  26

Notes to Financial Statements (continued)

November 30, 2011

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

e.  Forward Foreign Currency Contracts.  The Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Funds’ investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Consolidated Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Funds’ or counterparty’s net obligations under the contracts.

f.  Futures Contracts.  The Funds and the Subsidiary may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular commodity, instrument or index for a specified price on a specified future date.

When a Fund or the Subsidiary enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin”. As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin”, are made or received by a Fund or the Subsidiary, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Consolidated Statements of Assets and Liabilities as an asset (liability) and in the Consolidated Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund or the Subsidiary enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s or the Subsidiary’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities, commodities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures are standardized contracts and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds and the Subsidiary are reduced.

g.  Due from Brokers.  Transactions and positions in certain futures and forward foreign currency contracts are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between a Fund or the Subsidiary and the various broker/dealers. Due from brokers’ balances in the Consolidated Statements of Assets and Liabilities for Growth Markets Fund represent cash, foreign currency and any initial and/or variation margin applicable to open futures contracts and/or cash pledged as collateral for forward foreign currency contracts. In certain circumstances a Fund’s or the Subsidiary’s use of cash and foreign currency held at brokers is restricted by regulation or broker mandated limits.

h.  Federal and Foreign Income Taxes.  The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of November 30, 2011 and has concluded that no provisions for income tax are required. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

The Subsidiary is classified as a controlled foreign corporation under the Internal Revenue Code. As a U.S. shareholder of a controlled foreign corporation, Growth Markets Fund has included in its taxable income its share of its Subsidiary’s current earnings and profits

27  |

Notes to Financial Statements (continued)

November 30, 2011

(including net realized gains). For the period ended November 30, 2011, the Fund was paid its share of its Subsidiary’s earnings and profits (including net realized gains) in the form of a distribution. Any deficit generated by the Subsidiary will be disregarded for purposes of computing the Fund’s taxable income in the current period and also disregarded for all future periods.

A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

i.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as non-deductible expenses, dividend redesignations, Subsidiary dividends, foreign currency transactions and premium amortization. Permanent book and tax basis differences relating to shareholder distributions, net investment income, and net realized gains will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, commissions on open futures contracts, wash sales, passive foreign investment companies adjustments, forward foreign currency and futures contracts mark to market and Subsidiary basis adjustments. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the period ended November 30, 2011 was as follows:

	2011 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
Growth Markets Fund	$—	$—	$—
Senior Floating Rate and Fixed Income Fund	437,105	—	437,105

As of November 30, 2011, the components of distributable earnings on a tax basis were as follows:

	Growth Markets Fund	Senior Floating Rate and Fixed Income Fund
Undistributed ordinary income	$297,712	$73,853
Undistributed long-term capital gains	—	—

Total undistributed earnings	297,712	73,853

Unrealized appreciation	210,818	29,837

Total accumulated earnings	$508,530	$103,690

j.  Repurchase Agreements.  It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

k.  Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

|  28

Notes to Financial Statements (continued)

November 30, 2011

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of November 30, 2011, at value:

Growth Markets Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total

Common Stocks
Brazil	$2,578,195	$—	$—	$2,578,195
Chile	201,170	—	—	201,170
China	935,179	2,752,581	—	3,687,760
Colombia	117,982	—	—	117,982
India	246,854	105,626	—	352,480
Indonesia	45,850	546,031	—	591,881
Korea	437,274	2,630,942	—	3,068,216
Malaysia	—	780,450	—	780,450
Mexico	875,893	—	—	875,893
Peru	21,724	—	—	21,724
Philippines	38,640	—	—	38,640
Russia	21,220	1,334,563	—	1,355,783
South Africa	319,708	1,175,317	—	1,495,025
Taiwan	563,675	786,869	—	1,350,544
Turkey	35,952	—	—	35,952

Total Common Stocks	6,439,316	10,112,379	—	16,551,695

Preferred Stocks(a)	218,751	76,443	—	295,194
Short-Term Investments(a)	—	5,979,601	—	5,979,601

Total Investments	6,658,067	16,168,423	—	22,826,490

Forward Foreign Currency Contracts (unrealized appreciation)	—	95,558	—	95,558
Futures Contracts (unrealized appreciation)	179,428	—	—	179,428

Total	$6,837,495	$16,263,981	$—	$23,101,476

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total

Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(135,649)	$—	$(135,649)
Futures Contracts (unrealized depreciation)	(219,876)	—	—	(219,876)

Total	$(219,876)	$(135,649)	$—	$(355,525)

(a)	Details of the major categories of the Fund’s investments are reflected within the Consolidated Portfolio of Investments.

29  |

Notes to Financial Statements (continued)

November 30, 2011

Senior Floating Rate and Fixed Income Fund

Asset Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total

Senior Loans	$—	$35,681,106	$—	$35,681,106
Bonds and Notes	—	4,617,304	—	4,617,304
Short-Term Investments	—	2,960,772	—	2,960,772

Total	$—	$43,259,182	$—	$43,259,182

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that Growth Markets Fund and the Subsidiary used during the period include forward foreign currency contracts and futures contracts.

Growth Markets Fund seeks to complement its equity portfolio with a portfolio of derivatives designed to enhance return and mitigate losses. The Fund uses quantitative models to estimate the market exposures that drive the aggregate returns of one or more broad-based measures of emerging market equity index performance as well as identify the market exposures best suited to limit the volatility and risk of loss associated with the underlying equity portfolio. These market exposures, which are expected to vary over time, may include exposures to the returns of global equity and fixed income securities, commodities and currencies. During the period ended November 30, 2011, the Fund used long and short contracts on U.S. and foreign equity market indices, foreign currencies and commodities (through investments in the Subsidiary), long contracts on U.S. and foreign government bonds and short contracts on short-term interest rates in accordance with these objectives.

The Fund is party to agreements with counterparties that govern transactions in forward foreign currency contracts. These agreements contain credit-risk-related contingent features that allow the counterparties to terminate open contracts early if the net asset value of a Fund declines beyond a certain threshold. If such features were to be triggered, the counterparties could request immediate settlement of open contracts at current fair value. As of November 30, 2011, the fair value of derivative positions (including open trades) subject to credit-risk-related contingent features that are in a net liability position by counterparty, and the value of collateral pledged to counterparties for such contracts is as follows:

Fund	Counterparty	Derivatives	Collateral Pledged
Growth Markets Fund	UBS AG	$(40,091)	$390,000

Forward foreign currency contracts are subject to the risk that the counterparty will be unwilling or unable to meet its obligations under the contracts. The Funds have mitigated this risk by entering into master netting agreements with counterparties that allow the Fund and the counterparty to offset amounts owed by each related to derivative contracts to one net amount payable by either the Fund or the counterparty. As of November 30, 2011, the maximum amount of loss that Growth Markets Fund would incur if counterparties failed to meet their obligations is $95,558 and the amount of loss that Growth Markets Fund would incur after taking into account master netting arrangements is $0.

Counterparty risk is managed through the posting of collateral and, as a result, the risk of loss to a Fund from counterparty default should be limited to the extent a Fund is undercollateralized. In lieu of receiving cash collateral, Growth Markets Fund may use unrealized gains on forward foreign currency contracts to meet counterparty margin requirements for open positions. In addition to collateral requirements, the Funds also require counterparties to meet minimum credit quality requirements.

|  30

Notes to Financial Statements (continued)

November 30, 2011

The following is a summary of derivative instruments for Growth Markets Fund as of November 30, 2011:

Consolidated Statements of Assets and Liabilities Caption	Foreign Exchange Contracts	Equity Contracts	Interest Rate Contracts	Commodity Contracts
Assets
Unrealized appreciation on forward foreign currency contracts	$95,558	$—	$—	$—
Unrealized appreciation on futures contracts	—	62,415	44,044	72,969
Liabilities
Unrealized depreciation on forward foreign currency contracts	(135,649)	—	—	—
Unrealized depreciation on futures contracts	—	(119,992)	(34,831)	(65,053)

Transactions in derivative instruments for Growth Markets Fund during the period ended November 30, 2011 were as follows:

Consolidated Statements of Operations Caption	Foreign Exchange Contracts	Equity Contracts	Interest Rate Contracts	Commodity Contracts
Net Realized Gain (Loss) on:
Futures contracts	$—	$192,639	$83,054	$146,834
Net Change in Unrealized Appreciation (Depreciation) on:
Foreign currency translations*	(40,091)	—	—	—
Futures contracts	—	(57,577)	9,213	7,916

*	Represents change in unrealized appreciation (depreciation) for forward foreign currency contracts during the period.

As the Funds value their derivatives at fair value and recognize changes in fair value through the Consolidated Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

Volume of forwards and futures activity, as a percentage of net assets, for Growth Markets Fund, based on month-end notional amounts outstanding during the period, at absolute value, was as follows for the period ended November 30, 2011:

Growth Markets Fund	Forwards	Futures
Average Notional Amount Outstanding	39.86%	138.69%
Highest Notional Amount Outstanding	50.82%	173.50%
Lowest Notional Amount Outstanding	28.72%	103.28%
Notional Amount Outstanding as of November 30, 2011	50.82%	173.50%

Unrealized gain and/or loss on open forwards and futures are recorded in the Consolidated Statements of Assets and Liabilities. The aggregate notional values of forwards and futures are not recorded in the Consolidated Statements of Assets and Liabilities, and therefore are not included in the Fund’s net assets.

5.  Purchases and Sales of Securities.  For the period ended November 30, 2011, purchases and proceeds from sales or maturities of short-term obligations were as follows:

Fund	Purchases	Sales/Maturities
Growth Markets Fund	$126,097,687	$120,116,654

For the period ended November 30, 2011, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency securities and including paydowns) were as follows:

Fund	Purchases	Sales
Growth Markets Fund	$16,631,694	$—
Senior Floating Rate and Fixed Income Fund	45,254,766	5,144,138

31  |

Notes to Financial Statements (continued)

November 30, 2011

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  AlphaSimplex Group, LLC (“AlphaSimplex”), which is a subsidiary of Natixis US, serves as investment adviser to Growth Markets Fund. Under the terms of the management agreement, the Fund pays a management fee at the annual rate of 1.20%, calculated daily and payable monthly, based on the Fund’s average daily net assets, less the net asset value of the Subsidiary.

AlphaSimplex also serves as investment adviser to the Subsidiary, which pays AlphaSimplex a management fee at the annual rate of 1.20% of its average daily net assets.

AlphaSimplex has entered into subadvisory agreements with Reich & Tang Asset Management, LLC (“Reich & Tang”), which is a subsidiary of Natixis US, and Westpeak Global Advisors, LLC (“Westpeak”) on behalf of Growth Markets Fund. Payments to AlphaSimplex are reduced by the amount of payments to Reich & Tang and Westpeak.

Loomis Sayles serves as investment adviser to Senior Floating Rate and Fixed Income Fund. Under the terms of the management agreement, the Fund pays a management fee at the annual rate of 0.60%, calculated daily and payable monthly, based on the Fund’s average daily managed assets, which include borrowings used for leverage.

AlphaSimplex and Loomis Sayles have given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses, including expenses of the Subsidiary, if applicable, to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. These undertakings are in effect until March 31, 2013 and are reevaluated on an annual basis. Management fees payable, as reflected on the Consolidated Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Consolidated Statements of Assets and Liabilities as receivable from investment adviser.

For the period ended November 30, 2011, the expense limits for Growth Markets Fund, as a percentage of average daily net assets, under the expense limitation agreements were as follows:

Expense Limit as a Percentage of Average Daily Net Assets
Class A	Class C	Class Y
1.70%	2.45%	1.45%

For the period from September 30, 2011 through November 30, 2011, the expense limits for Senior Floating Rate and Fixed Income Fund, as a percentage of average daily net assets, under the expense limitation agreements were as follows:

Expense Limit as a Percentage of Average Daily Net Assets
Class A	Class C	Class Y
1.10%	1.85%	0.85%

Prior to September 30, 2011 there was no expense limitation agreement in place for Class Y.

AlphaSimplex and Loomis Sayles shall be permitted to recover expenses they have borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the period ended November 30, 2011, the management fees and waivers of management fees for each Fund were as follows:

Fund	Gross Management Fees	Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
				Gross	Net
Growth Markets Fund	$33,327	$33,327	$—	1.20%	0.00%
Senior Floating Rate and Fixed Income Fund	49,471	49,471	—	0.60%	0.00%

|  32

Notes to Financial Statements (continued)

November 30, 2011

[1]	Management fee waivers are subject to possible recovery until November 30, 2012.

For the period ended November 30, 2011 expenses have been reimbursed as follows:

Fund	Reimbursement[2]
Growth Markets Fund	$98,714
Senior Floating Rate and Fixed Income Fund	165,317

[2]	Expense reimbursements are subject to possible recovery until November 30, 2012.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis US, which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Service and Distribution Fees.  NGAM Distribution has entered into a distribution agreement with the Trust. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trust.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) and a Distribution and Service Plan relating to each Fund’s Class C shares (the “Class C Plans”).

Under the Class A Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class A shares, as reimbursement for expenses incurred by NGAM Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class C shares, as compensation for services provided by NGAM Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

Also under the Class C Plans, each Fund pays NGAM Distribution a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Funds’ Class C shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Class C shares.

For the period ended November 30, 2011, the Funds paid the following service and distribution fees:

	Service Fees			Distribution Fees
Fund	Class A	Class C		Class C
Growth Markets Fund	$3	$0	[3]	$1
Senior Floating Rate and Fixed Income Fund	41	1		1

[3]	Amount represents less than $1.

c.  Administrative Fees.  NGAM Advisors provides certain administrative services for the Funds and contracts with State Street Bank and Trust Company (“State Street Bank”) to serve as sub-administrator. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and NGAM Advisors, each Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis.

NGAM Advisors also provides certain administrative services to the Subsidiary for which the Subsidiary pays NGAM Advisors fees equal to an annual rate of 0.05% of the average daily net assets of the Subsidiary. Payments by the Fund are reduced by the amount of payments to NGAM Advisors by the Subsidiary. In addition, NGAM Advisors and the Subsidiary contract with State Street Bank to serve as sub-administrator.

33  |

Notes to Financial Statements (continued)

November 30, 2011

For the period ended November 30, 2011, each Fund paid the following administrative fees to NGAM Advisors (exclusive of sub-administrative fees paid to State Street Bank by the Subsidiary):

Fund	Administrative Fees
Growth Markets Fund	$1,268
Senior Floating Rate and Fixed Income Fund	3,827

d.  Sub-Transfer Agent Fees.  NGAM Distribution has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Funds if the shares of those customers were registered directly with the Fund’s transfer agent. Accordingly, the Funds agreed to pay a portion of the intermediary fees attributable to shares of the Funds held by the intermediaries (which generally is a percentage of the value of shares held) not to exceed what the Funds would have paid their transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediaries. NGAM Distribution pays the remainder of the fees.

For the period ended November 30, 2011, the Funds paid the following sub-transfer agent fees, which are reflected in transfer agent fees and expenses in the Consolidated Statements of Operations:

Fund	Sub-Transfer Agent Fees
Growth Markets Fund	$17
Senior Floating Rate and Fixed Income Fund	40

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by NGAM Distribution during the period ended November 30, 2011 were as follows:

Fund	Commissions
Senior Floating Rate and Fixed Income Fund	$3,771

f.  Trustees Fees and Expenses.  The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $250,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $80,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $15,000. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $7,500 for each Committee meeting that he or she attends in person and $3,750 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Effective January 1, 2012, the Chairperson of the Board receives a retainer fee at the annual rate of $265,000. The Chairperson does not receive any meeting attendance fees for the Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in aggregate, a retainer fee at the annual rate of $95,000. All other Trustee fees remain unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Consolidated Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Consolidated Statements of Assets and Liabilities.

|  34

Notes to Financial Statements (continued)

November 30, 2011

7.  Line of Credit.  Growth Markets Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.125% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the period ended November 30, 2011, Growth Markets Fund had no borrowings under this agreement.

Senior Floating Rate and Fixed Income Fund has entered into a committed, secured line of credit with the Bank of Nova Scotia (the “Bank”), under which it expects to borrow for investment purposes. The commitment of the Bank to make loans to the Fund shall not exceed $35,000,000 at any one time. Interest is charged to the Fund based upon the terms set forth in the agreement. In addition, a commitment fee of 0.25% per annum (0.125% per annum for dates upon which the loan balance exceeds 50% of the commitment), payable at the end of each calendar quarter is accrued by the Fund based on the unused portion of the line of credit.

For the period ended November 30, 2011, Senior Floating Rate and Fixed Income Fund had no borrowings under this agreement.

8.  Concentration of Risk.  Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

The Funds are non-diversified, which means that they are not limited under the 1940 Act to a percentage of assets that they may invest in any one issuer. Because the Funds may invest in the securities of a limited number of issuers, an investment in the Funds may involve a higher degree of risk than would be present in a diversified portfolio.

Growth Markets Fund’s investments in emerging markets companies, which may be smaller and have shorter operating histories than companies in developed markets, involves risks in addition to, and greater than, those generally associated with investing in companies in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets.

Growth Markets Fund’s investments in commodity-related instruments may subject the Fund to greater volatility than investments in other securities. The value of these investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

The senior loans in which Senior Floating Rate and Fixed Income Fund expect to invest will generally not be rated investment grade by the rating agencies. Economic downturns generally increase non-payment rates and a senior loan could lose a substantial part of its value prior to default. Senior loans are subject to credit risk, and secured loans may not be adequately collateralized. The interest rates of senior loans reset frequently, and thus senior loans are subject to interest rate risk. Senior loans typically have less liquidity than investment grade bonds and there may be less public information available about them as compared to investment grade bonds.

9.  Interest Expense.  Growth Markets Fund incurs interest expense on net cash and foreign currency debit balances, if any, for accounts held at brokers. Interest expense incurred for the period ended November 30, 2011 is reflected on the Consolidated Statements of Operations.

10.  Concentration of Ownership.  From time to time, the Funds may have a concentration of one or more shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have material impacts on the Funds. As of November 30, 2011, Natixis US owned shares equating to 99.48% and 49.55% of Growth Markets Fund’s and Senior Floating Rate and Fixed Income Fund’s net assets, respectively, and Loomis Sayles owned shares equating to 49.55% of Senior Floating Rate and Fixed Income Fund’s net assets.

35  |

Notes to Financial Statements (continued)

November 30, 2011

11.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Period Ended November 30, 2011*
Growth Markets Fund	Shares	Amount

Class A
Issued from the sale of shares	1,589	$16,102
Issued in connection with the reinvestment of distributions	—	—
Redeemed	—	—

Net change	1,589	$16,102

Class C
Issued from the sale of shares	100	$1,000
Issued in connection with the reinvestment of distributions	—	—
Redeemed	—	—

Net change	100	$1,000

Class Y
Issued from the sale of shares	2,511,272	$25,115,210
Issued in connection with the reinvestment of distributions	—	—
Redeemed	—	—

Net change	2,511,272	$25,115,210

Increase (decrease) from capital share transactions	2,512,961	$25,132,312

*	From commencement of operations on October 21, 2011 through November 30, 2011.

	Period Ended November 30, 2011
Senior Floating Rate and Fixed Income Fund	Shares	Amount

Class A*
Issued from the sale of shares	27,583	$277,148
Issued in connection with the reinvestment of distributions	114	1,145
Redeemed	(2,604)	(26,365)

Net change	25,093	$251,928

Class C*
Issued from the sale of shares	102	$1,000
Issued in connection with the reinvestment of distributions	1	9

Net change	103	$1,009

Class Y**
Issued from the sale of shares	4,010,040	$40,101,000
Issued in connection with the reinvestment of distributions	43,595	435,951
Redeemed	—	—

Net change	4,053,635	$40,536,951

Increase (decrease) from capital share transactions	4,078,831	$40,789,888

*	From commencement of class operations on September 30, 2011 through November 30, 2011.

**	From commencement of operations on September 16, 2011 through November 30, 2011.

12.  Subsequent Event.  Effective January 1, 2012, the name of the adviser to the Funds’ changed from Natixis Asset Management Advisors, L.P. to NGAM Advisors, L.P. and the name of the Funds’ distributor changed from Natixis Distributors, L.P. to NGAM Distribution, L.P.

|  36

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Natixis Funds Trust II and Shareholders of ASG Growth Markets Fund and Loomis Sayles Senior Floating Rate and Fixed Income Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the ASG Growth Markets Fund (Consolidated) and Loomis Sayles Senior Floating Rate and Fixed Income Fund, each a series of Natixis Funds Trust II (collectively, the “Funds”), at November 30, 2011, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 23, 2012

37  |

2011 U.S. Tax Distribution Information to Shareholders (Unaudited)

The Funds do not have any of the following tax designations:

Corporate Dividend Received Deductions

Qualified Dividend Income

Long-term Capital Gain Distributions

|  38

ASG Growth Markets Fund and Loomis Sayles Senior Floating Rate and Fixed Income Fund

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Natixis Funds Trust II (the “Trust”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Funds’ Statement of Additional Information includes additional information about the trustees of the Trust and is available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Graham T. Allison, Jr. (1940)	Trustee Since 1995 Contract Review and Governance Committee Member	Douglas Dillon Professor and Director of the Belfer Center for Science and International Affairs, John F. Kennedy School of Government, Harvard University	44 Director, Taubman Centers, Inc. (real estate investment trust)	Significant experience on Board of Trustees of the Trust and/or other business organizations; government experience (including as Assistant Secretary of Defense under President Clinton); academic experience

Charles D. Baker (1956)	Trustee From 2005 to 2009 and since 2011 Contract Review and Governance Committee Member	Executive in Residence at General Catalyst Partners (venture capital and growth equity firm); formerly, President and Chief Executive Officer, Harvard Pilgrim Health Care (health plan)	44 None	Significant experience on Board of Trustees of the Trust and/or other business organizations; executive experience including president and chief executive officer of a corporation

Daniel M. Cain (1945)	Trustee Since 1996 Chairman of the Contract Review and Governance Committee	Chairman (formerly, President and Chief Executive Officer) of Cain Brothers & Company, Incorporated (investment banking)	44 Director, Sheridan Healthcare Inc. (physician practice management)	Significant experience on Board of Trustees of the Trust and/or other business organizations; experience in the financial industry, including roles as chairman and former chief executive officer of an investment banking firm

39  |

ASG Growth Markets Fund and Loomis Sayles Senior Floating Rate and Fixed Income Fund

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Kenneth A. Drucker (1945)	Trustee Since 2008 Chairman of the Audit Committee	Formerly, Vice President and Treasurer, Sequa Corp. (aerospace, automotive and metal manufacturing)	44 Formerly, Director, M Fund, Inc. (investment company); Director, Gateway Trust (investment company)	Significant experience on Board of Trustees of the Trust and/or other business organizations; executive experience including as treasurer of a corporation

Wendell J. Knox (1948)	Trustee Since 2009 Audit Committee Member	Director (formerly, President and Chief Executive Officer) of Abt Associates Inc. (research and consulting)	44 Director, Eastern Bank (commercial bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on Board of Trustees of the Trust and/or other business organizations; executive experience including roles as president and chief executive officer of a consulting company

Sandra O. Moose (1942)	Chairperson of the Board of Trustees since November 2005 Trustee Since 1993 Ex officio member of the Audit Committee and Contract Review and Governance Committee	President, Strategic Advisory Services (management consulting); formerly, Senior Vice President and Director, The Boston Consulting Group, Inc. (management consulting)	44 Director, Verizon Communications; Director, AES Corporation (international power company); formerly, Director, Rohm and Haas Company (specialty chemicals)	Significant experience on Board of Trustees of the Trust and/or other business organizations; executive experience at a management consulting company

Erik R. Sirri (1958)	Trustee Since 2009 Contract Review and Governance Committee Member	Professor of Finance at Babson College; formerly, Director of the Division of Trading and Markets at the Securities and Exchange Commission	44 None	Experience on Board of Trustees of the Trust; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience and training as an economist

|  40

ASG Growth Markets Fund and Loomis Sayles Senior Floating Rate and Fixed Income Fund

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Peter J. Smail (1952)	Trustee Since 2009 Contract Review and Governance Committee Member	Retired; formerly, President and Chief Executive Officer of Pyramis Global Advisors (investment management)	44 None	Experience on Board of Trustees of the Trust; mutual fund industry and executive experience, including roles as president and chief executive officer for an investment adviser

Cynthia L. Walker (1956)	Trustee Since 2005 Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School; and formerly, Dean for Finance and Chief Financial Officer, Harvard Medical School	44 None	Significant experience on Board of Trustees of the Trust and/or other business organizations; executive experience in a variety of academic organizations, including roles as dean for finance and administration

INTERESTED TRUSTEES

Robert J. Blanding[1] (1947) 555 California Street San Francisco, CA 94104	Trustee Since 2003	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	44 None	Significant experience on Board of Trustees of the Trust; continuing service as president, chairman, and chief executive officer of Loomis, Sayles & Company, L.P.

41  |

ASG Growth Markets Fund and Loomis Sayles Senior Floating Rate and Fixed Income Fund

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES continued

David L. Giunta[2] (1965)	Trustee Since 2011 President and Chief Executive Officer Since 2008	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.; formerly President, Fidelity Charitable Gift Fund; and formerly, Senior Vice President, Fidelity Brokerage Company.	44 None	Experience on Board of Trustees of the Trust; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P.

John T. Hailer[3] (1960)	Trustee Since 2000	President and Chief Executive Officer — U.S. and Asia, Natixis Global Asset Management, L.P.; formerly, President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.	44 None	Significant experience on Board of Trustees of the Trust; continuing experience as Chief Executive Officer of Natixis Global Asset Management, L.P.

*	Each trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was appointed to serve an additional two year term as the Chairperson of the Board of Trustees on November 18, 2011.

**	The trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Hansberger International Series (collectively, the “Fund Complex”).

[1]

Mr. Blanding is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P.

[2]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[3]

Mr. Hailer is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

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ASG Growth Markets Fund and Loomis Sayles Senior Floating Rate and Fixed Income Fund

Trustee and Officer Information

Name and Year of Birth	Position(s) Held With the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years**

OFFICERS OF THE TRUST

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk (formerly, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk), NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer, since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

*	Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

**	Each person listed above, except as noted, holds the same position(s) with the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series. Previous positions during the past five years with the Distributor, NGAM Advisors or Loomis Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

43  |

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions. There have been no amendments or waivers of the Registrant’s code of ethics during the period.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Ms. Cynthia L. Walker, Mr. Daniel M. Cain and Mr. Kenneth A. Drucker are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4. Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning; and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services provided reported as a part of (a) through (c) of this Item.

	Audit fees	Audit-related fees	Tax fees[1]	All other fees
	Commencement of operations*-11/30/11	Commencement of operations*-11/30/11	Commencement of operations*-11/30/11	Commencement of operations*-11/30/11
Natixis Funds Trust II-ASG Growth Markets Fund and Loomis Sayles Senior Floating Rate and Fixed Income Fund	$88,300	$—	$14,370	$—

*	October 21, 2011 for ASG Growth Markets Fund and September 16, 2011 for Loomis Sayles Senior Floating Rate and Fixed Income Fund

1.	Tax fees consist of:

2011 - review of the Registrant’s tax returns.

Aggregate fees billed to the Registrant for non-audit services during the period September 16, 2011 through November 30, 2011 were $14,370.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth the fees billed by the Registrant’s principal accountant for non-audit services rendered to AlphaSimplex Group, LLC (“ASG”) and Loomis, Sayles & Company, L.P. (“Loomis”) and entities controlling, controlled by or under common control with ASG and Loomis (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the period September 16, 2011 through November 30, 2011.

	Audit-related fees	Tax fees	All other fees
	9/16/11 - 11/30/11	9/16/11-11/30/11	9/16/11-11/30/11
Control Affiliates	$—	$—	$—

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to ASG and Loomis and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	12/1/09 -11/30/10	12/1/10 – 11/30/11
Control Affiliates	$175,442	$70,656

None of the services described above were approved pursuant to (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre-Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit-related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the audit committee.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)	Code of Ethics required by Item 2 hereof, filed herewith as Exhibit (a)(1).

(a)	(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(a)	(3)	Not applicable.

(b)		Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Natixis Funds Trust II

By:	/s/ David L. Giunta

Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	January 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta

Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	January 23, 2012

By:	/s/ Michael C. Kardok
Name:	Michael C. Kardok
Title:	Treasurer
Date:	January 23, 2012